UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01608
                                   ---------

                          FRANKLIN HIGH INCOME TRUST
                          --------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 5/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                    MAY 31, 2007
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         ANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
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                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
             FRANKLIN HIGH INCOME FUND
    (FORMERLY, FRANKLIN'S AGE HIGH INCOME FUND)     Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin High Income Fund .................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   27

Notes to Financial Statements .............................................   31

Report of Independent Registered Public Accounting Firm ...................   42

Tax Designation ...........................................................   43

Meeting of Shareholders ...................................................   44

Board Members and Officers ................................................   48

Shareholder Information ...................................................   52

--------------------------------------------------------------------------------

Annual Report

Franklin High Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Income Fund (formerly, Franklin's AGE High Income Fund) seeks to provide investors with a high level of current income, with a secondary goal of capital appreciation by investing substantially in high yield, lower-rated debt securities.

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 5/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Bonds ...................................................................  96.7%
Equities ................................................................   1.1%
Short-Term Investments & Other Net Assets ...............................   2.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2007.

PERFORMANCE OVERVIEW

Franklin High Income Fund - Class A posted a +12.29% cumulative total return for the 12 months under review. The Fund - Class A underperformed its benchmark, the Credit Suisse (CS) High Yield Index, which returned +13.21%, but performed comparably to its peers as measured by the Lipper High Current Yield Funds Classification Average, which returned +11.89% for the same period. 1

1. Sources: Credit Suisse; Lipper Inc. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/07, there were 445 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                               Annual Report | 3

DIVIDEND DISTRIBUTIONS*
6/1/06-5/31/07

--------------------------------------------------------------------------------
                                           DIVIDEND PER SHARE
               -----------------------------------------------------------------
MONTH            CLASS A      CLASS B      CLASS C      CLASS R    ADVISOR CLASS
--------------------------------------------------------------------------------
June            1.25 cents   1.17 cents   1.17 cents   1.19 cents    1.28 cents
--------------------------------------------------------------------------------
July            1.25 cents   1.17 cents   1.17 cents   1.19 cents    1.28 cents
--------------------------------------------------------------------------------
August          1.25 cents   1.17 cents   1.17 cents   1.19 cents    1.28 cents
--------------------------------------------------------------------------------
September       1.25 cents   1.16 cents   1.16 cents   1.20 cents    1.28 cents
--------------------------------------------------------------------------------
October         1.25 cents   1.16 cents   1.16 cents   1.20 cents    1.28 cents
--------------------------------------------------------------------------------
November        1.25 cents   1.16 cents   1.16 cents   1.20 cents    1.28 cents
--------------------------------------------------------------------------------
December**      1.75 cents   1.66 cents   1.66 cents   1.68 cents    1.77 cents
--------------------------------------------------------------------------------
January         1.25 cents   1.16 cents   1.16 cents   1.18 cents    1.27 cents
--------------------------------------------------------------------------------
February        1.25 cents   1.16 cents   1.16 cents   1.18 cents    1.27 cents
--------------------------------------------------------------------------------
March           1.25 cents   1.16 cents   1.16 cents   1.18 cents    1.27 cents
--------------------------------------------------------------------------------
April           1.25 cents   1.16 cents   1.16 cents   1.18 cents    1.27 cents
--------------------------------------------------------------------------------
May             1.25 cents   1.16 cents   1.16 cents   1.18 cents    1.27 cents
--------------------------------------------------------------------------------
TOTAL          15.50 CENTS  14.45 CENTS  14.45 CENTS  14.75 CENTS   15.80 CENTS
--------------------------------------------------------------------------------

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 0.5 cent per share distribution to meet excise tax requirements.

You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

U.S. economic growth slowed somewhat over the 12 months ended May 31, 2007, as a weakening housing market dampened economic expansion. Oil prices were volatile and reached a record high in July 2006 before moderating somewhat. Headline, or overall, inflation and core inflation, which excludes food and energy costs, experienced some upward pressure. In May 2007, the headline Consumer Price Index
(CPI) reported a 12-month rise of 2.7%, while core CPI increased 2.3%. 2

The Federal Reserve Board (Fed) raised the federal funds target rate to 5.25% in June 2006 and kept the rate steady through the end of the reporting period. In March 2007, the Fed changed its stance and appeared to drop its long-held tightening bias, but indicated that core inflation was somewhat elevated and remained a key concern. Nevertheless, the markets continued to anticipate the Fed would lower its target rate.

2. Source: Bureau of Labor Statistics.


4 | Annual Report

The 10-year Treasury note yield fell from 5.12% at the beginning of the period to 4.90% on May 31, 2007. The intermediate portion of the yield curve often reflects market expectations of the future direction of inflation. A relatively moderate inflation environment, as well as some concerns about the slowing housing market and its potential effect on the economy, contributed to this decline in interest rates.

In the high yield corporate bond market, the yield spread over Treasuries, as measured by the CS High Yield Index, declined to its historically narrowest levels during the year under review. Continued corporate earnings growth, healthy balance sheets and capital market liquidity drove the speculative grade default rate to 10-year lows, thereby supporting the tighter yield spreads offered in the high yield corporate market. Moreover, given continued demand for higher-yielding assets, the new-issue supply over the past year was relatively well absorbed. Robust gains from the equity markets provided further support to the high yield market, due to the correlation between those two asset classes. The increasing corporate focus on returning value to shareholders in the form of stock buybacks, mergers and acquisitions (M&A) and leveraged buyouts (LBOs) represented a risk factor for corporate bonds. However, the covenant packages for certain high yield issuers provided some principal protection against these types of activities.

Given the combination of declining U.S. longer-term interest rates and narrowing yield spreads, the high yield market delivered double-digit total returns during the past 12 months and posted one of the strongest returns across the fixed income markets. In this positive credit environment, with low defaults and credit spread tightening, the higher quality portions of the high yield market lagged the lower quality tiers in terms of total return performance.

INVESTMENT STRATEGY

We are disciplined, fundamental investors who mainly rely on our analysts' in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer's creditworthiness, we consider the issuer's experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

MANAGER'S DISCUSSION

The Fund had relatively low exposure to the lower quality and distressed portions of the market during the year under review. However, these portions of the high yield market outperformed their higher quality counterparts over the past year, which slightly detracted from the Fund's performance relative to its


                                                               Annual Report | 5

TOP 10 HOLDINGS BY ISSUER*
5/31/07

--------------------------------------------------------------------------------
ISSUER                                                               % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Co. LLC                                                   2.1%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
GMAC LLC                                                                    2.1%
   FINANCE
--------------------------------------------------------------------------------
R.H. Donnelley Corp.                                                        1.8%
   COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Charter Communications Holdings                                             1.8%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
MGM Mirage                                                                  1.7%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                     1.7%
   ENERGY MINERALS
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                                       1.6%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Host Marriott LP                                                            1.4%
   REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
Qwest Communications International Inc.                                     1.4%
   COMMUNICATIONS
--------------------------------------------------------------------------------
The Williams Cos. Inc.                                                      1.4%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------

*Securities are listed by issuer, which may appear by another name in the SOI.

peer group. 3 On the other hand, several of the Fund's industry positionings, as well as individual security selection, positively contributed to the Fund's performance compared to its peers.

Our weightings in several industries compared to our peer group helped relative performance during the Fund's fiscal year. For example, the Fund held an underweighted exposure to the finance sector during the period, which was an industry that underperformed the broad high yield market as concerns regarding the impacts of an inverted yield curve and subprime mortgage exposure weighed on certain issuers. The Fund's heavier weighting in the food and beverage sector also positively impacted performance. 4 For example, the Fund's purchase of the bonds of ARAMARK, a major provider of food services to corporations, schools and stadiums, performed well following their issuance in early 2007 due to positive initial operating results. Given weaker performance of food retail bonds as a result of a competitive operating environment, the Fund's lower exposure to that industry, which was eliminated by period-end, also helped support relative returns for the period.

The Fund's relative performance was negatively impacted by certain industry positionings. For example, the Fund held a somewhat heavier exposure in the building sector, given what we considered to be attractive valuations earlier in the period. 5 Although the sector experienced a recovery from the lows reached during the summer of 2006, overall, the building sector underperformed the high yield market over the past year. As a result of participating in select new issues in the technology arena, the Fund also held an overweighted position in that sector. 6 Although we believed the longer-term relative valuations for some of these issuers were attractive, specific technology holdings hindered relative returns. For example, the performance of Freescale Semiconductor and NXP lagged the overall high yield market as the semiconductor industry's first quarter 2007 operating results came in below expectations.

As we look toward the remainder of 2007, given record-tight spread valuations and consistent with our investment strategy, we continue to favor a somewhat higher quality positioning and remain focused on individual security selection by leveraging our in-house credit research analyst team.

3. For industry weighting comparisons, the Fund's peer group comprises some of the mutual funds found within the Lipper High Current Yield Funds Classification Average. See footnote 1 for a description of the Lipper Average.

4. This food and beverage holding is in the commercial services sector in the SOI.

5. These building holdings are in the consumer durables sector in the SOI.

6. These technology holdings are in the electronic technology sector in the SOI.


6 | Annual Report

Thank you for your continued participation in Franklin High Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA
Senior Portfolio Manager

[PHOTO OMITTED]

/s/ Eric G. Takaha

Eric G. Takaha, CFA
Portfolio Manager

Franklin High Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 5/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: AGEFX)                          CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.09      $2.17      $2.08
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1550
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FHIBX)                          CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.09      $2.16      $2.07
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1445
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRAIX)                          CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.09      $2.18      $2.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1445
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FAHRX)                          CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.10      $2.19      $2.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1475
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FAHAX)                    CHANGE    5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.09      $2.17      $2.08
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                     $0.1580
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +12.29%    +70.78%         +82.74%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +7.64%    +10.37%          +5.75%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                           $ 10,764   $ 16,377        $ 17,490
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 4                         +5.61%    +11.47%          +5.33%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          6.61%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  6.26%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.76%
--------------------------------------------------------------------------------------------------


8 | Annual Report

--------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR     5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +11.78%    +65.93%         +59.95%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                              +7.78%    +10.39%          +5.74%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                           $ 10,778   $ 16,393        $ 15,995
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 4                         +5.71%    +11.59%          +5.41%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          6.44%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  6.08%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.26%
--------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +11.67%    +66.11%         +73.83%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +10.67%    +10.68%          +5.68%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                           $ 11,067   $ 16,611        $ 17,383
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 4                         +8.61%    +11.86%          +5.26%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          6.39%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  6.07%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.26%
--------------------------------------------------------------------------------------------------
CLASS R                                                    1-YEAR     5-YEAR    INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +12.33%    +67.99%         +70.55%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +12.33%    +10.93%         +10.37%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                           $ 11,233   $ 16,799        $ 17,055
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 4                        +10.28%    +12.12%          +9.76%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          6.47%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  6.22%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            1.11%
--------------------------------------------------------------------------------------------------
ADVISOR CLASS                                              1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +12.44%    +71.02%         +85.15%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +12.44%    +11.33%          +6.35%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                           $ 11,244   $ 17,102        $ 18,515
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 4                        +10.36%    +12.64%          +5.93%
--------------------------------------------------------------------------------------------------
   Distribution Rate 5                          7.02%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                  6.74%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7            0.61%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                5/31/07
------------------------------
1-Year                  +7.64%
------------------------------
5-Year                 +10.37%
------------------------------
10-Year                 +5.75%
------------------------------

CLASS A (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin High                              Lipper High Current Yield
   Date          Income Fund    CS High Yield Index 8   Funds Classification Average 8
--------------------------------------------------------------------------------------
   6/1/1997        $  9,571            $ 10,000                    $ 10,000
  6/30/1997        $  9,744            $ 10,136                    $ 10,164
  7/31/1997        $ 10,019            $ 10,351                    $ 10,432
  8/31/1997        $ 10,025            $ 10,407                    $ 10,454
  9/30/1997        $ 10,202            $ 10,613                    $ 10,700
 10/31/1997        $ 10,141            $ 10,612                    $ 10,658
 11/30/1997        $ 10,285            $ 10,687                    $ 10,746
 12/31/1997        $ 10,362            $ 10,784                    $ 10,867
  1/31/1998        $ 10,473            $ 10,968                    $ 11,078
  2/28/1998        $ 10,586            $ 11,053                    $ 11,169
  3/31/1998        $ 10,700            $ 11,109                    $ 11,315
  4/30/1998        $ 10,743            $ 11,192                    $ 11,355
  5/31/1998        $ 10,750            $ 11,225                    $ 11,353
  6/30/1998        $ 10,758            $ 11,249                    $ 11,363
  7/31/1998        $ 10,838            $ 11,328                    $ 11,433
  8/31/1998        $ 10,034            $ 10,559                    $ 10,634
  9/30/1998        $ 10,079            $ 10,558                    $ 10,558
 10/31/1998        $  9,900            $ 10,347                    $ 10,344
 11/30/1998        $ 10,550            $ 10,872                    $ 10,897
 12/31/1998        $ 10,519            $ 10,847                    $ 10,861
  1/31/1999        $ 10,680            $ 10,949                    $ 11,038
  2/28/1999        $ 10,571            $ 10,926                    $ 11,006
  3/31/1999        $ 10,696            $ 11,025                    $ 11,164
  4/30/1999        $ 10,901            $ 11,269                    $ 11,416
  5/31/1999        $ 10,670            $ 11,147                    $ 11,227
  6/30/1999        $ 10,679            $ 11,153                    $ 11,229
  7/31/1999        $ 10,687            $ 11,159                    $ 11,241
  8/31/1999        $ 10,492            $ 11,059                    $ 11,132
  9/30/1999        $ 10,377            $ 10,974                    $ 11,077
 10/31/1999        $ 10,344            $ 10,920                    $ 11,052
 11/30/1999        $ 10,561            $ 11,069                    $ 11,236
 12/31/1999        $ 10,570            $ 11,203                    $ 11,376
  1/31/2000        $ 10,451            $ 11,158                    $ 11,331
  2/29/2000        $ 10,503            $ 11,227                    $ 11,427
  3/31/2000        $ 10,295            $ 11,059                    $ 11,252
  4/30/2000        $ 10,304            $ 11,042                    $ 11,221
  5/31/2000        $ 10,136            $ 10,865                    $ 11,047
  6/30/2000        $ 10,412            $ 11,109                    $ 11,269
  7/31/2000        $ 10,466            $ 11,213                    $ 11,323
  8/31/2000        $ 10,566            $ 11,288                    $ 11,395
  9/30/2000        $ 10,391            $ 11,185                    $ 11,249
 10/31/2000        $ 10,068            $ 10,837                    $ 10,905
 11/30/2000        $  9,602            $ 10,410                    $ 10,402
 12/31/2000        $  9,791            $ 10,619                    $ 10,636
  1/31/2001        $ 10,456            $ 11,255                    $ 11,309
  2/28/2001        $ 10,551            $ 11,369                    $ 11,367
  3/31/2001        $ 10,261            $ 11,143                    $ 11,079
  4/30/2001        $ 10,115            $ 11,028                    $ 10,975
  5/31/2001        $ 10,312            $ 11,248                    $ 11,104
  6/30/2001        $ 10,013            $ 11,074                    $ 10,843
  7/31/2001        $ 10,148            $ 11,193                    $ 10,929
  8/31/2001        $ 10,285            $ 11,349                    $ 11,020
  9/30/2001        $  9,503            $ 10,634                    $ 10,322
 10/31/2001        $  9,797            $ 10,876                    $ 10,568
 11/30/2001        $ 10,145            $ 11,228                    $ 10,908
 12/31/2001        $ 10,077            $ 11,235                    $ 10,880
  1/31/2002        $ 10,166            $ 11,340                    $ 10,933
  2/28/2002        $  9,990            $ 11,260                    $ 10,786
  3/31/2002        $ 10,243            $ 11,518                    $ 11,004
  4/30/2002        $ 10,378            $ 11,701                    $ 11,117
  5/31/2002        $ 10,241            $ 11,660                    $ 11,028
  6/30/2002        $  9,496            $ 11,253                    $ 10,488
  7/31/2002        $  9,134            $ 10,931                    $ 10,136
  8/31/2002        $  9,218            $ 11,073                    $ 10,288
  9/30/2002        $  9,076            $ 10,936                    $ 10,134
 10/31/2002        $  8,991            $ 10,870                    $ 10,090
 11/30/2002        $  9,655            $ 11,445                    $ 10,646
 12/31/2002        $  9,731            $ 11,584                    $ 10,745
  1/31/2003        $  9,983            $ 11,899                    $ 10,960
  2/28/2003        $ 10,060            $ 12,075                    $ 11,100
  3/31/2003        $ 10,423            $ 12,384                    $ 11,353
  4/30/2003        $ 11,147            $ 13,016                    $ 11,896
  5/31/2003        $ 11,334            $ 13,204                    $ 12,028
  6/30/2003        $ 11,710            $ 13,590                    $ 12,331
  7/31/2003        $ 11,662            $ 13,480                    $ 12,207
  8/31/2003        $ 11,859            $ 13,631                    $ 12,353
  9/30/2003        $ 12,242            $ 14,004                    $ 12,653
 10/31/2003        $ 12,630            $ 14,289                    $ 12,905
 11/30/2003        $ 12,771            $ 14,485                    $ 13,064
 12/31/2003        $ 13,165            $ 14,820                    $ 13,368
  1/31/2004        $ 13,371            $ 15,107                    $ 13,577
  2/29/2004        $ 13,387            $ 15,114                    $ 13,546
  3/31/2004        $ 13,402            $ 15,215                    $ 13,612
  4/30/2004        $ 13,354            $ 15,193                    $ 13,555
  5/31/2004        $ 13,110            $ 14,954                    $ 13,346
  6/30/2004        $ 13,323            $ 15,186                    $ 13,527
  7/31/2004        $ 13,470            $ 15,380                    $ 13,665
  8/31/2004        $ 13,751            $ 15,631                    $ 13,890
  9/30/2004        $ 13,967            $ 15,869                    $ 14,080
 10/31/2004        $ 14,252            $ 16,141                    $ 14,333
 11/30/2004        $ 14,403            $ 16,346                    $ 14,502
 12/31/2004        $ 14,691            $ 16,592                    $ 14,700
  1/31/2005        $ 14,639            $ 16,589                    $ 14,669
  2/28/2005        $ 14,930            $ 16,809                    $ 14,871
  3/31/2005        $ 14,466            $ 16,407                    $ 14,473
  4/30/2005        $ 14,275            $ 16,245                    $ 14,308
  5/31/2005        $ 14,571            $ 16,444                    $ 14,522
  6/30/2005        $ 14,799            $ 16,719                    $ 14,755
  7/31/2005        $ 15,099            $ 16,948                    $ 14,989
  8/31/2005        $ 15,117            $ 17,035                    $ 15,054
  9/30/2005        $ 14,992            $ 16,871                    $ 14,941
 10/31/2005        $ 14,866            $ 16,712                    $ 14,811
 11/30/2005        $ 15,028            $ 16,826                    $ 14,943
 12/31/2005        $ 15,265            $ 16,967                    $ 15,073
  1/31/2006        $ 15,429            $ 17,185                    $ 15,264
  2/28/2006        $ 15,594            $ 17,358                    $ 15,394
  3/31/2006        $ 15,613            $ 17,492                    $ 15,457
  4/30/2006        $ 15,631            $ 17,610                    $ 15,559
  5/31/2006        $ 15,575            $ 17,658                    $ 15,515
  6/30/2006        $ 15,518            $ 17,559                    $ 15,436
  7/31/2006        $ 15,613            $ 17,710                    $ 15,554
  8/31/2006        $ 15,861            $ 17,956                    $ 15,754
  9/30/2006        $ 16,034            $ 18,180                    $ 15,935
 10/31/2006        $ 16,284            $ 18,431                    $ 16,158
 11/30/2006        $ 16,537            $ 18,766                    $ 16,396
 12/31/2006        $ 16,674            $ 18,989                    $ 16,573
  1/31/2007        $ 16,851            $ 19,207                    $ 16,742
  2/28/2007        $ 17,108            $ 19,504                    $ 16,958
  3/31/2007        $ 17,128            $ 19,560                    $ 17,004
  4/30/2007        $ 17,389            $ 19,837                    $ 17,222
  5/31/2007        $ 17,490            $ 19,991                    $ 17,346

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                     5/31/07
-----------------------------------
1-Year                       +7.78%
-----------------------------------
5-Year                      +10.39%
-----------------------------------
Since Inception (1/1/99)     +5.74%
-----------------------------------

CLASS B (1/1/99-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin High                             Lipper High Current Yield
   Date          Income Fund    CS High Yield Index 8   Funds Classification Average 8
--------------------------------------------------------------------------------------
   1/1/1999        $ 10,000            $ 10,000                    $ 10,000
  1/31/1999        $ 10,153            $ 10,094                    $ 10,163
  2/28/1999        $ 10,046            $ 10,073                    $ 10,134
  3/31/1999        $ 10,123            $ 10,164                    $ 10,278
  4/30/1999        $ 10,351            $ 10,389                    $ 10,511
  5/31/1999        $ 10,129            $ 10,277                    $ 10,336
  6/30/1999        $ 10,133            $ 10,282                    $ 10,338
  7/31/1999        $ 10,098            $ 10,287                    $ 10,350
  8/31/1999        $  9,947            $ 10,196                    $ 10,249
  9/30/1999        $  9,834            $ 10,117                    $ 10,198
 10/31/1999        $  9,759            $ 10,068                    $ 10,176
 11/30/1999        $  9,959            $ 10,204                    $ 10,345
 12/31/1999        $ 10,003            $ 10,328                    $ 10,474
  1/31/2000        $  9,887            $ 10,287                    $ 10,432
  2/29/2000        $  9,932            $ 10,350                    $ 10,521
  3/31/2000        $  9,691            $ 10,195                    $ 10,360
  4/30/2000        $  9,736            $ 10,180                    $ 10,331
  5/31/2000        $  9,573            $ 10,017                    $ 10,171
  6/30/2000        $  9,829            $ 10,241                    $ 10,375
  7/31/2000        $  9,876            $ 10,338                    $ 10,425
  8/31/2000        $  9,965            $ 10,407                    $ 10,491
  9/30/2000        $  9,797            $ 10,311                    $ 10,357
 10/31/2000        $  9,445            $  9,990                    $ 10,040
 11/30/2000        $  9,002            $  9,597                    $  9,577
 12/31/2000        $  9,175            $  9,790                    $  9,793
  1/31/2001        $  9,841            $ 10,376                    $ 10,412
  2/28/2001        $  9,927            $ 10,481                    $ 10,466
  3/31/2001        $  9,650            $ 10,273                    $ 10,200
  4/30/2001        $  9,463            $ 10,167                    $ 10,104
  5/31/2001        $  9,643            $ 10,370                    $ 10,223
  6/30/2001        $  9,405            $ 10,209                    $  9,983
  7/31/2001        $  9,529            $ 10,319                    $ 10,062
  8/31/2001        $  9,606            $ 10,463                    $ 10,146
  9/30/2001        $  8,916            $  9,803                    $  9,503
 10/31/2001        $  9,187            $ 10,027                    $  9,730
 11/30/2001        $  9,509            $ 10,351                    $ 10,043
 12/31/2001        $  9,441            $ 10,358                    $ 10,017
  1/31/2002        $  9,521            $ 10,455                    $ 10,066
  2/28/2002        $  9,352            $ 10,381                    $  9,931
  3/31/2002        $  9,585            $ 10,618                    $ 10,132
  4/30/2002        $  9,708            $ 10,787                    $ 10,235
  5/31/2002        $  9,576            $ 10,749                    $ 10,153
  6/30/2002        $  8,875            $ 10,374                    $  9,657
  7/31/2002        $  8,533            $ 10,078                    $  9,332
  8/31/2002        $  8,555            $ 10,208                    $  9,472
  9/30/2002        $  8,473            $ 10,082                    $  9,330
 10/31/2002        $  8,390            $ 10,021                    $  9,290
 11/30/2002        $  9,007            $ 10,551                    $  9,802
 12/31/2002        $  9,019            $ 10,679                    $  9,893
  1/31/2003        $  9,305            $ 10,970                    $ 10,091
  2/28/2003        $  9,373            $ 11,132                    $ 10,220
  3/31/2003        $  9,706            $ 11,417                    $ 10,453
  4/30/2003        $ 10,321            $ 11,999                    $ 10,953
  5/31/2003        $ 10,546            $ 12,173                    $ 11,074
  6/30/2003        $ 10,836            $ 12,529                    $ 11,353
  7/31/2003        $ 10,843            $ 12,428                    $ 11,239
  8/31/2003        $ 11,023            $ 12,567                    $ 11,373
  9/30/2003        $ 11,374            $ 12,910                    $ 11,650
 10/31/2003        $ 11,672            $ 13,173                    $ 11,882
 11/30/2003        $ 11,857            $ 13,354                    $ 12,028
 12/31/2003        $ 12,158            $ 13,663                    $ 12,308
  1/31/2004        $ 12,402            $ 13,928                    $ 12,500
  2/29/2004        $ 12,353            $ 13,934                    $ 12,471
  3/31/2004        $ 12,362            $ 14,027                    $ 12,532
  4/30/2004        $ 12,372            $ 14,007                    $ 12,480
  5/31/2004        $ 12,141            $ 13,786                    $ 12,288
  6/30/2004        $ 12,332            $ 14,000                    $ 12,455
  7/31/2004        $ 12,403            $ 14,179                    $ 12,582
  8/31/2004        $ 12,718            $ 14,411                    $ 12,788
  9/30/2004        $ 12,913            $ 14,629                    $ 12,963
 10/31/2004        $ 13,171            $ 14,880                    $ 13,197
 11/30/2004        $ 13,306            $ 15,070                    $ 13,352
 12/31/2004        $ 13,504            $ 15,296                    $ 13,534
  1/31/2005        $ 13,452            $ 15,293                    $ 13,505
  2/28/2005        $ 13,715            $ 15,496                    $ 13,692
  3/31/2005        $ 13,281            $ 15,126                    $ 13,325
  4/30/2005        $ 13,099            $ 14,977                    $ 13,173
  5/31/2005        $ 13,366            $ 15,160                    $ 13,371
  6/30/2005        $ 13,635            $ 15,414                    $ 13,584
  7/31/2005        $ 13,840            $ 15,624                    $ 13,800
  8/31/2005        $ 13,916            $ 15,705                    $ 13,860
  9/30/2005        $ 13,795            $ 15,553                    $ 13,756
 10/31/2005        $ 13,608            $ 15,407                    $ 13,636
 11/30/2005        $ 13,817            $ 15,512                    $ 13,758
 12/31/2005        $ 13,961            $ 15,642                    $ 13,877
  1/31/2006        $ 14,106            $ 15,843                    $ 14,053
  2/28/2006        $ 14,252            $ 16,002                    $ 14,173
  3/31/2006        $ 14,263            $ 16,126                    $ 14,231
  4/30/2006        $ 14,342            $ 16,235                    $ 14,325
  5/31/2006        $ 14,215            $ 16,279                    $ 14,285
  6/30/2006        $ 14,158            $ 16,188                    $ 14,212
  7/31/2006        $ 14,239            $ 16,327                    $ 14,320
  8/31/2006        $ 14,460            $ 16,554                    $ 14,505
  9/30/2006        $ 14,682            $ 16,760                    $ 14,672
 10/31/2006        $ 14,835            $ 16,992                    $ 14,877
 11/30/2006        $ 15,059            $ 17,301                    $ 15,096
 12/31/2006        $ 15,249            $ 17,506                    $ 15,259
  1/31/2007        $ 15,411            $ 17,707                    $ 15,414
  2/28/2007        $ 15,646            $ 17,981                    $ 15,613
  3/31/2007        $ 15,665            $ 18,032                    $ 15,655
  4/30/2007        $ 15,903            $ 18,288                    $ 15,856
  5/31/2007        $ 15,995            $ 18,430                    $ 15,970


10 | Annual Report

CLASS C (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin High                             Lipper High Current Yield
   Date          Income Fund    CS High Yield Index 8   Funds Classification Average 8
--------------------------------------------------------------------------------------
   6/1/1997        $ 10,000            $ 10,000                    $ 10,000
  6/30/1997        $ 10,175            $ 10,136                    $ 10,164
  7/31/1997        $ 10,457            $ 10,351                    $ 10,432
  8/31/1997        $ 10,495            $ 10,407                    $ 10,454
  9/30/1997        $ 10,675            $ 10,613                    $ 10,700
 10/31/1997        $ 10,606            $ 10,612                    $ 10,658
 11/30/1997        $ 10,716            $ 10,687                    $ 10,746
 12/31/1997        $ 10,827            $ 10,784                    $ 10,867
  1/31/1998        $ 10,902            $ 10,968                    $ 11,078
  2/28/1998        $ 11,014            $ 11,053                    $ 11,169
  3/31/1998        $ 11,164            $ 11,109                    $ 11,315
  4/30/1998        $ 11,167            $ 11,192                    $ 11,355
  5/31/1998        $ 11,169            $ 11,225                    $ 11,353
  6/30/1998        $ 11,171            $ 11,249                    $ 11,363
  7/31/1998        $ 11,288            $ 11,328                    $ 11,433
  8/31/1998        $ 10,410            $ 10,559                    $ 10,634
  9/30/1998        $ 10,491            $ 10,558                    $ 10,558
 10/31/1998        $ 10,300            $ 10,347                    $ 10,344
 11/30/1998        $ 10,969            $ 10,872                    $ 10,897
 12/31/1998        $ 10,933            $ 10,847                    $ 10,861
  1/31/1999        $ 11,095            $ 10,949                    $ 11,038
  2/28/1999        $ 10,978            $ 10,926                    $ 11,006
  3/31/1999        $ 11,061            $ 11,025                    $ 11,164
  4/30/1999        $ 11,308            $ 11,269                    $ 11,416
  5/31/1999        $ 11,065            $ 11,147                    $ 11,227
  6/30/1999        $ 11,069            $ 11,153                    $ 11,229
  7/31/1999        $ 11,031            $ 11,159                    $ 11,241
  8/31/1999        $ 10,867            $ 11,059                    $ 11,132
  9/30/1999        $ 10,744            $ 10,974                    $ 11,077
 10/31/1999        $ 10,663            $ 10,920                    $ 11,052
 11/30/1999        $ 10,882            $ 11,069                    $ 11,236
 12/31/1999        $ 10,929            $ 11,203                    $ 11,376
  1/31/2000        $ 10,803            $ 11,158                    $ 11,331
  2/29/2000        $ 10,852            $ 11,227                    $ 11,427
  3/31/2000        $ 10,589            $ 11,059                    $ 11,252
  4/30/2000        $ 10,638            $ 11,042                    $ 11,221
  5/31/2000        $ 10,461            $ 10,865                    $ 11,047
  6/30/2000        $ 10,739            $ 11,109                    $ 11,269
  7/31/2000        $ 10,790            $ 11,213                    $ 11,323
  8/31/2000        $ 10,888            $ 11,288                    $ 11,395
  9/30/2000        $ 10,706            $ 11,185                    $ 11,249
 10/31/2000        $ 10,323            $ 10,837                    $ 10,905
 11/30/2000        $  9,841            $ 10,410                    $ 10,402
 12/31/2000        $ 10,030            $ 10,619                    $ 10,636
  1/31/2001        $ 10,754            $ 11,255                    $ 11,309
  2/28/2001        $ 10,848            $ 11,369                    $ 11,367
  3/31/2001        $ 10,546            $ 11,143                    $ 11,079
  4/30/2001        $ 10,342            $ 11,028                    $ 10,975
  5/31/2001        $ 10,539            $ 11,248                    $ 11,104
  6/30/2001        $ 10,280            $ 11,074                    $ 10,843
  7/31/2001        $ 10,414            $ 11,193                    $ 10,929
  8/31/2001        $ 10,497            $ 11,349                    $ 11,020
  9/30/2001        $  9,746            $ 10,634                    $ 10,322
 10/31/2001        $ 10,042            $ 10,876                    $ 10,568
 11/30/2001        $ 10,392            $ 11,228                    $ 10,908
 12/31/2001        $ 10,318            $ 11,235                    $ 10,880
  1/31/2002        $ 10,405            $ 11,340                    $ 10,933
  2/28/2002        $ 10,221            $ 11,260                    $ 10,786
  3/31/2002        $ 10,475            $ 11,518                    $ 11,004
  4/30/2002        $ 10,608            $ 11,701                    $ 11,117
  5/31/2002        $ 10,465            $ 11,660                    $ 11,028
  6/30/2002        $  9,703            $ 11,253                    $ 10,488
  7/31/2002        $  9,331            $ 10,931                    $ 10,136
  8/31/2002        $  9,355            $ 11,073                    $ 10,288
  9/30/2002        $  9,265            $ 10,936                    $ 10,134
 10/31/2002        $  9,117            $ 10,870                    $ 10,090
 11/30/2002        $  9,846            $ 11,445                    $ 10,646
 12/31/2002        $  9,859            $ 11,584                    $ 10,745
  1/31/2003        $ 10,170            $ 11,899                    $ 10,960
  2/28/2003        $ 10,243            $ 12,075                    $ 11,100
  3/31/2003        $ 10,606            $ 12,384                    $ 11,353
  4/30/2003        $ 11,334            $ 13,016                    $ 11,896
  5/31/2003        $ 11,518            $ 13,204                    $ 12,028
  6/30/2003        $ 11,894            $ 13,590                    $ 12,331
  7/31/2003        $ 11,840            $ 13,480                    $ 12,207
  8/31/2003        $ 12,033            $ 13,631                    $ 12,353
  9/30/2003        $ 12,415            $ 14,004                    $ 12,653
 10/31/2003        $ 12,739            $ 14,289                    $ 12,905
 11/30/2003        $ 12,939            $ 14,485                    $ 13,064
 12/31/2003        $ 13,267            $ 14,820                    $ 13,368
  1/31/2004        $ 13,532            $ 15,107                    $ 13,577
  2/29/2004        $ 13,542            $ 15,114                    $ 13,546
  3/31/2004        $ 13,552            $ 15,215                    $ 13,612
  4/30/2004        $ 13,498            $ 15,193                    $ 13,555
  5/31/2004        $ 13,247            $ 14,954                    $ 13,346
  6/30/2004        $ 13,455            $ 15,186                    $ 13,527
  7/31/2004        $ 13,597            $ 15,380                    $ 13,665
  8/31/2004        $ 13,873            $ 15,631                    $ 13,890
  9/30/2004        $ 14,085            $ 15,869                    $ 14,080
 10/31/2004        $ 14,364            $ 16,141                    $ 14,333
 11/30/2004        $ 14,511            $ 16,346                    $ 14,502
 12/31/2004        $ 14,793            $ 16,592                    $ 14,700
  1/31/2005        $ 14,668            $ 16,589                    $ 14,669
  2/28/2005        $ 15,021            $ 16,809                    $ 14,871
  3/31/2005        $ 14,549            $ 16,407                    $ 14,473
  4/30/2005        $ 14,352            $ 16,245                    $ 14,308
  5/31/2005        $ 14,642            $ 16,444                    $ 14,522
  6/30/2005        $ 14,864            $ 16,719                    $ 14,755
  7/31/2005        $ 15,157            $ 16,948                    $ 14,989
  8/31/2005        $ 15,169            $ 17,035                    $ 15,054
  9/30/2005        $ 15,037            $ 16,871                    $ 14,941
 10/31/2005        $ 14,906            $ 16,712                    $ 14,811
 11/30/2005        $ 15,061            $ 16,826                    $ 14,943
 12/31/2005        $ 15,290            $ 16,967                    $ 15,073
  1/31/2006        $ 15,447            $ 17,185                    $ 15,264
  2/28/2006        $ 15,606            $ 17,358                    $ 15,394
  3/31/2006        $ 15,617            $ 17,492                    $ 15,457
  4/30/2006        $ 15,629            $ 17,610                    $ 15,559
  5/31/2006        $ 15,566            $ 17,658                    $ 15,515
  6/30/2006        $ 15,504            $ 17,559                    $ 15,436
  7/31/2006        $ 15,592            $ 17,710                    $ 15,554
  8/31/2006        $ 15,832            $ 17,956                    $ 15,754
  9/30/2006        $ 15,997            $ 18,180                    $ 15,935
 10/31/2006        $ 16,239            $ 18,431                    $ 16,158
 11/30/2006        $ 16,482            $ 18,766                    $ 16,396
 12/31/2006        $ 16,611            $ 18,989                    $ 16,573
  1/31/2007        $ 16,779            $ 19,207                    $ 16,742
  2/28/2007        $ 17,027            $ 19,504                    $ 16,958
  3/31/2007        $ 17,040            $ 19,560                    $ 17,004
  4/30/2007        $ 17,290            $ 19,837                    $ 17,222
  5/31/2007        $ 17,383            $ 19,991                    $ 17,346

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                5/31/07
------------------------------
1-Year                 +10.67%
------------------------------
5-Year                 +10.68%
------------------------------
10-Year                 +5.68%
------------------------------

CLASS R (1/1/02-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin High                             Lipper High Current Yield
    Date         Income Fund    CS High Yield Index 8   Funds Classification Average 8
--------------------------------------------------------------------------------------
   1/1/2002        $ 10,000            $ 10,000                    $ 10,000
  1/31/2002        $ 10,036            $ 10,093                    $ 10,049
  2/28/2002        $  9,859            $ 10,022                    $  9,914
  3/31/2002        $ 10,159            $ 10,252                    $ 10,115
  4/30/2002        $ 10,291            $ 10,414                    $ 10,218
  5/31/2002        $ 10,152            $ 10,378                    $ 10,136
  6/30/2002        $  9,414            $ 10,016                    $  9,640
  7/31/2002        $  9,054            $  9,730                    $  9,316
  8/31/2002        $  9,079            $  9,856                    $  9,456
  9/30/2002        $  8,992            $  9,734                    $  9,314
 10/31/2002        $  8,849            $  9,675                    $  9,274
 11/30/2002        $  9,557            $ 10,186                    $  9,785
 12/31/2002        $  9,571            $ 10,310                    $  9,876
  1/31/2003        $  9,874            $ 10,591                    $ 10,074
  2/28/2003        $  9,946            $ 10,747                    $ 10,203
  3/31/2003        $ 10,300            $ 11,022                    $ 10,435
  4/30/2003        $ 11,009            $ 11,585                    $ 10,934
  5/31/2003        $ 11,188            $ 11,752                    $ 11,056
  6/30/2003        $ 11,555            $ 12,096                    $ 11,334
  7/31/2003        $ 11,504            $ 11,998                    $ 11,220
  8/31/2003        $ 11,694            $ 12,132                    $ 11,354
  9/30/2003        $ 12,066            $ 12,464                    $ 11,630
 10/31/2003        $ 12,383            $ 12,718                    $ 11,862
 11/30/2003        $ 12,640            $ 12,893                    $ 12,008
 12/31/2003        $ 12,960            $ 13,191                    $ 12,287
  1/31/2004        $ 13,158            $ 13,446                    $ 12,479
  2/29/2004        $ 13,170            $ 13,452                    $ 12,450
  3/31/2004        $ 13,181            $ 13,542                    $ 12,511
  4/30/2004        $ 13,129            $ 13,523                    $ 12,459
  5/31/2004        $ 12,886            $ 13,310                    $ 12,267
  6/30/2004        $ 13,090            $ 13,517                    $ 12,434
  7/31/2004        $ 13,230            $ 13,690                    $ 12,561
  8/31/2004        $ 13,501            $ 13,913                    $ 12,767
  9/30/2004        $ 13,774            $ 14,124                    $ 12,942
 10/31/2004        $ 14,048            $ 14,366                    $ 13,174
 11/30/2004        $ 14,192            $ 14,549                    $ 13,330
 12/31/2004        $ 14,402            $ 14,768                    $ 13,511
  1/31/2005        $ 14,348            $ 14,765                    $ 13,483
  2/28/2005        $ 14,627            $ 14,961                    $ 13,669
  3/31/2005        $ 14,170            $ 14,603                    $ 13,303
  4/30/2005        $ 13,979            $ 14,459                    $ 13,151
  5/31/2005        $ 14,262            $ 14,637                    $ 13,348
  6/30/2005        $ 14,549            $ 14,881                    $ 13,562
  7/31/2005        $ 14,767            $ 15,084                    $ 13,777
  8/31/2005        $ 14,849            $ 15,162                    $ 13,837
  9/30/2005        $ 14,724            $ 15,016                    $ 13,733
 10/31/2005        $ 14,528            $ 14,875                    $ 13,613
 11/30/2005        $ 14,752            $ 14,977                    $ 13,735
 12/31/2005        $ 14,905            $ 15,102                    $ 13,854
  1/31/2006        $ 15,060            $ 15,296                    $ 14,030
  2/28/2006        $ 15,215            $ 15,449                    $ 14,149
  3/31/2006        $ 15,229            $ 15,569                    $ 14,207
  4/30/2006        $ 15,315            $ 15,674                    $ 14,301
  5/31/2006        $ 15,183            $ 15,717                    $ 14,261
  6/30/2006        $ 15,124            $ 15,629                    $ 14,188
  7/31/2006        $ 15,211            $ 15,763                    $ 14,296
  8/31/2006        $ 15,447            $ 15,982                    $ 14,481
  9/30/2006        $ 15,685            $ 16,181                    $ 14,647
 10/31/2006        $ 15,849            $ 16,405                    $ 14,852
 11/30/2006        $ 16,089            $ 16,703                    $ 15,070
 12/31/2006        $ 16,292            $ 16,901                    $ 15,233
  1/31/2007        $ 16,382            $ 17,095                    $ 15,389
  2/28/2007        $ 16,625            $ 17,360                    $ 15,587
  3/31/2007        $ 16,716            $ 17,409                    $ 15,629
  4/30/2007        $ 16,886            $ 17,656                    $ 15,829
  5/31/2007        $ 17,055            $ 17,794                    $ 15,943

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                     5/31/07
-----------------------------------
1-Year                      +12.33%
-----------------------------------
5-Year                      +10.93%
-----------------------------------
Since Inception (1/1/02)    +10.37%
-----------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------
ADVISOR CLASS            5/31/07
--------------------------------
1-Year                   +12.44%
--------------------------------
5-Year                   +11.33%
--------------------------------
10-Year                   +6.35%
--------------------------------

ADVISOR CLASS (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin High                             Lipper High Current Yield
   Date          Income Fund    CS High Yield Index 8   Funds Classification Average 8
--------------------------------------------------------------------------------------
   6/1/1997        $ 10,000            $ 10,000                    $ 10,000
  6/30/1997        $ 10,182            $ 10,136                    $ 10,164
  7/31/1997        $ 10,470            $ 10,351                    $ 10,432
  8/31/1997        $ 10,478            $ 10,407                    $ 10,454
  9/30/1997        $ 10,664            $ 10,613                    $ 10,700
 10/31/1997        $ 10,636            $ 10,612                    $ 10,658
 11/30/1997        $ 10,753            $ 10,687                    $ 10,746
 12/31/1997        $ 10,834            $ 10,784                    $ 10,867
  1/31/1998        $ 10,952            $ 10,968                    $ 11,078
  2/28/1998        $ 11,071            $ 11,053                    $ 11,169
  3/31/1998        $ 11,191            $ 11,109                    $ 11,315
  4/30/1998        $ 11,237            $ 11,192                    $ 11,355
  5/31/1998        $ 11,246            $ 11,225                    $ 11,353
  6/30/1998        $ 11,255            $ 11,249                    $ 11,363
  7/31/1998        $ 11,340            $ 11,328                    $ 11,433
  8/31/1998        $ 10,500            $ 10,559                    $ 10,634
  9/30/1998        $ 10,549            $ 10,558                    $ 10,558
 10/31/1998        $ 10,362            $ 10,347                    $ 10,344
 11/30/1998        $ 11,043            $ 10,872                    $ 10,897
 12/31/1998        $ 11,012            $ 10,847                    $ 10,861
  1/31/1999        $ 11,182            $ 10,949                    $ 11,038
  2/28/1999        $ 11,110            $ 10,926                    $ 11,006
  3/31/1999        $ 11,201            $ 11,025                    $ 11,164
  4/30/1999        $ 11,417            $ 11,269                    $ 11,416
  5/31/1999        $ 11,177            $ 11,147                    $ 11,227
  6/30/1999        $ 11,187            $ 11,153                    $ 11,229
  7/31/1999        $ 11,196            $ 11,159                    $ 11,241
  8/31/1999        $ 10,993            $ 11,059                    $ 11,132
  9/30/1999        $ 10,874            $ 10,974                    $ 11,077
 10/31/1999        $ 10,841            $ 10,920                    $ 11,052
 11/30/1999        $ 11,070            $ 11,069                    $ 11,236
 12/31/1999        $ 11,080            $ 11,203                    $ 11,376
  1/31/2000        $ 10,957            $ 11,158                    $ 11,331
  2/29/2000        $ 11,057            $ 11,227                    $ 11,427
  3/31/2000        $ 10,795            $ 11,059                    $ 11,252
  4/30/2000        $ 10,806            $ 11,042                    $ 11,221
  5/31/2000        $ 10,631            $ 10,865                    $ 11,047
  6/30/2000        $ 10,922            $ 11,109                    $ 11,269
  7/31/2000        $ 10,979            $ 11,213                    $ 11,323
  8/31/2000        $ 11,085            $ 11,288                    $ 11,395
  9/30/2000        $ 10,904            $ 11,185                    $ 11,249
 10/31/2000        $ 10,566            $ 10,837                    $ 10,905
 11/30/2000        $ 10,079            $ 10,410                    $ 10,402
 12/31/2000        $ 10,278            $ 10,619                    $ 10,636
  1/31/2001        $ 10,977            $ 11,255                    $ 11,309
  2/28/2001        $ 11,128            $ 11,369                    $ 11,367
  3/31/2001        $ 10,774            $ 11,143                    $ 11,079
  4/30/2001        $ 10,621            $ 11,028                    $ 10,975
  5/31/2001        $ 10,829            $ 11,248                    $ 11,104
  6/30/2001        $ 10,517            $ 11,074                    $ 10,843
  7/31/2001        $ 10,660            $ 11,193                    $ 10,929
  8/31/2001        $ 10,804            $ 11,349                    $ 11,020
  9/30/2001        $ 10,038            $ 10,634                    $ 10,322
 10/31/2001        $ 10,348            $ 10,876                    $ 10,568
 11/30/2001        $ 10,661            $ 11,228                    $ 10,908
 12/31/2001        $ 10,590            $ 11,235                    $ 10,880
  1/31/2002        $ 10,685            $ 11,340                    $ 10,933
  2/28/2002        $ 10,501            $ 11,260                    $ 10,786
  3/31/2002        $ 10,824            $ 11,518                    $ 11,004
  4/30/2002        $ 10,969            $ 11,701                    $ 11,117
  5/31/2002        $ 10,826            $ 11,660                    $ 11,028
  6/30/2002        $  9,986            $ 11,253                    $ 10,488
  7/31/2002        $  9,606            $ 10,931                    $ 10,136
  8/31/2002        $  9,696            $ 11,073                    $ 10,288
  9/30/2002        $  9,548            $ 10,936                    $ 10,134
 10/31/2002        $  9,458            $ 10,870                    $ 10,090
 11/30/2002        $ 10,219            $ 11,445                    $ 10,646
 12/31/2002        $ 10,239            $ 11,584                    $ 10,745
  1/31/2003        $ 10,506            $ 11,899                    $ 10,960
  2/28/2003        $ 10,650            $ 12,075                    $ 11,100
  3/31/2003        $ 10,971            $ 12,384                    $ 11,353
  4/30/2003        $ 11,735            $ 13,016                    $ 11,896
  5/31/2003        $ 11,933            $ 13,204                    $ 12,028
  6/30/2003        $ 12,331            $ 13,590                    $ 12,331
  7/31/2003        $ 12,280            $ 13,480                    $ 12,207
  8/31/2003        $ 12,554            $ 13,631                    $ 12,353
  9/30/2003        $ 12,894            $ 14,004                    $ 12,653
 10/31/2003        $ 13,304            $ 14,289                    $ 12,905
 11/30/2003        $ 13,521            $ 14,485                    $ 13,064
 12/31/2003        $ 13,870            $ 14,820                    $ 13,368
  1/31/2004        $ 14,089            $ 15,107                    $ 13,577
  2/29/2004        $ 14,107            $ 15,114                    $ 13,546
  3/31/2004        $ 14,125            $ 15,215                    $ 13,612
  4/30/2004        $ 14,076            $ 15,193                    $ 13,555
  5/31/2004        $ 13,821            $ 14,954                    $ 13,346
  6/30/2004        $ 14,046            $ 15,186                    $ 13,527
  7/31/2004        $ 14,203            $ 15,380                    $ 13,665
  8/31/2004        $ 14,502            $ 15,631                    $ 13,890
  9/30/2004        $ 14,801            $ 15,869                    $ 14,080
 10/31/2004        $ 15,103            $ 16,141                    $ 14,333
 11/30/2004        $ 15,265            $ 16,346                    $ 14,502
 12/31/2004        $ 15,499            $ 16,592                    $ 14,700
  1/31/2005        $ 15,447            $ 16,589                    $ 14,669
  2/28/2005        $ 15,756            $ 16,809                    $ 14,871
  3/31/2005        $ 15,266            $ 16,407                    $ 14,473
  4/30/2005        $ 15,067            $ 16,245                    $ 14,308
  5/31/2005        $ 15,381            $ 16,444                    $ 14,522
  6/30/2005        $ 15,624            $ 16,719                    $ 14,755
  7/31/2005        $ 15,942            $ 16,948                    $ 14,989
  8/31/2005        $ 15,963            $ 17,035                    $ 15,054
  9/30/2005        $ 15,833            $ 16,871                    $ 14,941
 10/31/2005        $ 15,703            $ 16,712                    $ 14,811
 11/30/2005        $ 15,953            $ 16,826                    $ 14,943
 12/31/2005        $ 16,128            $ 16,967                    $ 15,073
  1/31/2006        $ 16,304            $ 17,185                    $ 15,264
  2/28/2006        $ 16,481            $ 17,358                    $ 15,394
  3/31/2006        $ 16,502            $ 17,492                    $ 15,457
  4/30/2006        $ 16,524            $ 17,610                    $ 15,559
  5/31/2006        $ 16,467            $ 17,658                    $ 15,515
  6/30/2006        $ 16,409            $ 17,559                    $ 15,436
  7/31/2006        $ 16,512            $ 17,710                    $ 15,554
  8/31/2006        $ 16,776            $ 17,956                    $ 15,754
  9/30/2006        $ 16,961            $ 18,180                    $ 15,935
 10/31/2006        $ 17,228            $ 18,431                    $ 16,158
 11/30/2006        $ 17,498            $ 18,766                    $ 16,396
 12/31/2006        $ 17,644            $ 18,989                    $ 16,573
  1/31/2007        $ 17,832            $ 19,207                    $ 16,742
  2/28/2007        $ 18,106            $ 19,504                    $ 16,958
  3/31/2007        $ 18,130            $ 19,560                    $ 17,004
  4/30/2007        $ 18,407            $ 19,837                    $ 17,222
  5/31/2007        $ 18,515            $ 19,991                    $ 17,346

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES (COMMONLY CALLED JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. IN ADDITION, INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's May dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 5/31/07.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Sources: Credit Suisse; Lipper Inc. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar denominated high yield debt market. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/07, there were 445 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager.


12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                               VALUE 12/1/06         VALUE 5/31/07         PERIOD* 12/1/06-5/31/07
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,057.60                   $3.95
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.09                   $3.88
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,055.20                   $6.51
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.60                   $6.39
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,054.60                   $6.56
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.55                   $6.44
---------------------------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,060.00                   $5.80
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,019.30                   $5.69
---------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,058.10                   $3.23
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.79                   $3.18
---------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.77%; B:
1.27%; C: 1.28%; R: 1.13%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


14 | Annual Report

Franklin High Income Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH INCOME FUND

                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS A                                                   2007           2006           2005           2004          2003
                                                    -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $     2.08     $     2.09     $     2.02     $     1.88    $     1.87
                                                    -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.15           0.15           0.16           0.16          0.16
   Net realized and unrealized gains (losses) ...         0.10          (0.01)          0.06           0.13          0.01
                                                    -----------------------------------------------------------------------
Total from investment operations ................         0.25           0.14           0.22           0.29          0.17
                                                    -----------------------------------------------------------------------
Less distributions from net investment income ...        (0.16)         (0.15)         (0.15)         (0.15)        (0.16)
                                                    -----------------------------------------------------------------------
Redemption fees .................................           -- d           -- d           -- d           -- d          -- d
                                                    -----------------------------------------------------------------------
Net asset value, end of year ....................   $     2.17     $     2.08     $     2.09     $     2.02    $     1.88
                                                    =======================================================================

Total return c ..................................        12.29%          6.89%         11.14%         15.67%        10.67%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         0.76% e        0.75% e        0.74% e        0.75% e       0.76%
Net investment income ...........................         7.33%          7.17%          7.40%          7.73%         9.72%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $2,278,898     $2,165,990     $2,233,772     $2,172,749    $2,077,768
Portfolio turnover rate .........................        38.27%         29.26%         30.19%         44.07%        36.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS B                                                   2007           2006           2005           2004          2003
                                                    -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $     2.07     $     2.08     $     2.02     $     1.88    $     1.87
                                                    -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.14           0.14           0.14           0.15          0.16
   Net realized and unrealized gains (losses) ...         0.09          (0.01)          0.06           0.13            -- d
                                                    -----------------------------------------------------------------------
Total from investment operations ................         0.23           0.13           0.20           0.28          0.16
                                                    -----------------------------------------------------------------------
Less distributions from net investment income ...        (0.14)         (0.14)         (0.14)         (0.14)        (0.15)
                                                    -----------------------------------------------------------------------
Redemption fees .................................           -- d           -- d           -- d           -- d          -- d
                                                    -----------------------------------------------------------------------
Net asset value, end of year ....................   $     2.16     $     2.07     $     2.08     $     2.02    $     1.88
                                                    =======================================================================

Total return c ..................................        11.78%          6.35%         10.09%         15.12%        10.13%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         1.26% e        1.25% e        1.24% e        1.25% e       1.27%
Net investment income ...........................         6.83%          6.67%          6.90%          7.23%         9.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  164,690     $  184,076     $  207,881     $  207,680    $  182,494
Portfolio turnover rate .........................        38.27%         29.26%         30.19%         44.07%        36.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS C                                                   2007           2006           2005           2004          2003
                                                    -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $     2.09     $     2.10     $     2.03     $     1.89    $     1.88
                                                    -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.14           0.14           0.15           0.15          0.16
   Net realized and unrealized gains (losses) ...         0.09          (0.01)          0.06           0.13            -- d
                                                    -----------------------------------------------------------------------
Total from investment operations ................         0.23           0.13           0.21           0.28          0.16
                                                    -----------------------------------------------------------------------
Less distributions from net investment income ...        (0.14)         (0.14)         (0.14)         (0.14)        (0.15)
                                                    -----------------------------------------------------------------------
Redemption fees .................................           -- d           -- d           -- d           -- d          -- d
                                                    -----------------------------------------------------------------------
Net asset value, end of year ....................   $     2.18     $     2.09     $     2.10     $     2.03    $     1.89
                                                    =======================================================================

Total return c ..................................        11.67%          6.31%         10.53%         15.01%        10.07%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         1.26% e        1.25% e        1.24% e        1.25% e       1.27%
Net investment income ...........................         6.83%          6.67%          6.90%          7.23%         9.21%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  384,421     $  361,701     $  388,250     $  416,171    $  421,795
Portfolio turnover rate .........................        38.27%         29.26%         30.19%         44.07%        36.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS R                                                   2007           2006           2005           2004          2003
                                                    -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $     2.09     $     2.10     $     2.03     $     1.89    $     1.88
                                                    -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.15           0.14           0.15           0.15          0.16
   Net realized and unrealized gains (losses) ...         0.10          (0.01)          0.06           0.13          0.01
                                                    -----------------------------------------------------------------------
Total from investment operations ................         0.25           0.13           0.21           0.28          0.17
                                                    -----------------------------------------------------------------------
Less distributions from net investment income ...        (0.15)         (0.14)         (0.14)         (0.14)        (0.16)
                                                    -----------------------------------------------------------------------
Redemption fees .................................           -- d           -- d           -- d           -- d          -- d
                                                    -----------------------------------------------------------------------
Net asset value, end of year ....................   $     2.19     $     2.09     $     2.10     $     2.03    $     1.89
                                                    =======================================================================

Total return c ..................................        12.33%          6.45%         10.68%         15.17%        10.21%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         1.11% e        1.10% e        1.09% e        1.10% e       1.12%
Net investment income ...........................         6.98%          6.82%          7.05%          7.38%         9.36%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $   26,671     $    9,972     $    5,300     $    3,467    $    2,574
Portfolio turnover rate .........................        38.27%         29.26%         30.19%         44.07%        36.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
ADVISOR CLASS                                             2007           2006           2005           2004          2003
                                                    -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $     2.08     $     2.09     $     2.02     $     1.88    $     1.88
                                                    -----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.16           0.15           0.16           0.16          0.16
   Net realized and unrealized gains (losses) ...         0.09          (0.01)          0.06           0.13            -- d
                                                    -----------------------------------------------------------------------
Total from investment operations ................         0.25           0.14           0.22           0.29          0.16
                                                    -----------------------------------------------------------------------
Less distributions from net investment income ...        (0.16)         (0.15)         (0.15)         (0.15)        (0.16)
                                                    -----------------------------------------------------------------------
Redemption fees .................................           -- c           -- c           -- c           -- c          -- c
                                                    -----------------------------------------------------------------------
Net asset value, end of year ....................   $     2.17     $     2.08     $     2.09     $     2.02    $     1.88
                                                    =======================================================================

Total return ....................................        12.44%          7.06%         11.29%         15.82%        10.23%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         0.61% d        0.60% d        0.59% d        0.60% d       0.62%
Net investment income ...........................         7.48%          7.32%          7.55%          7.88%         9.86%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $   56,593     $   43,502     $   28,231     $   37,569    $   28,045
Portfolio turnover rate .........................        38.27%         29.26%         30.19%         44.07%        36.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin High Income Trust

STATEMENT OF INVESTMENTS, MAY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN HIGH INCOME FUND                                                 COUNTRY       PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 97.8%
        CORPORATE BONDS 96.7%
        COMMERCIAL SERVICES 7.9%
      b ARAMARK Corp., senior note, 144A,
           8.50%, 2/01/15 ..................................................   United States    $    29,000,000      $   30,631,250
         c FRN, 8.856%, 2/01/15 ............................................   United States          4,050,000           4,196,812
        Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12 .........   United States         10,000,000          10,875,000
        Dex Media Inc.,
           B, 8.00%, 11/15/13 ..............................................   United States          7,500,000           7,875,000
           senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter,
             11/15/13 ......................................................   United States         12,600,000          11,907,000
        Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ...............   United States         26,100,000          28,383,750
        JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13 ..   United States         29,000,000          30,305,000
        Lamar Media Corp., senior sub. note, 6.625%, 8/15/15 ...............   United States         27,800,000          27,800,000
        R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 .................   United States         20,000,000          21,650,000
      b Rental Service Corp., senior note, 144A, 9.50%, 12/01/14 ...........   United States         28,000,000          30,240,000
        United Rentals North America Inc., senior sub. note, 7.75%,
          11/15/13 .........................................................   United States         25,000,000          26,062,500
                                                                                                                     --------------
                                                                                                                        229,926,312
                                                                                                                     --------------
        COMMUNICATIONS 10.3%
      d Asia Global Crossing Ltd., senior note, 13.375%, 10/15/10 ..........      Bermuda            11,000,000           1,127,500
      b Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 .............      Jamaica            29,000,000          28,818,750
        Dobson Cellular Systems Inc., senior secured note, 9.875%,
          11/01/12 .........................................................   United States         20,000,000          21,950,000
        Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
          10.375% thereafter, 11/15/12 .....................................   United Kingdom        35,000,000          33,775,000
        Intelsat Intermediate, senior note, zero cpn. to 2/01/10,
          9.25% thereafter, 2/01/15 ........................................      Bermuda             5,000,000           4,225,000
        Intelsat Subsidiary Holding Co. Ltd., senior note,
           8.25%, 1/15/13 ..................................................      Bermuda            12,200,000          12,733,750
           8.625%, 1/15/15 .................................................      Bermuda            17,500,000          18,834,375
      d Iridium LLC, senior note, D, 10.875%, 7/15/05 ......................      Bermuda            17,000,000           3,782,500
      b MetroPCS Wireless Inc., senior note, 144A, 9.25%, 11/01/14 .........   United States         13,500,000          14,175,000
        Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ..     Luxembourg          11,700,000          12,870,000
        Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 ........   United States         10,000,000          10,223,000
        Panamsat Corp., senior note, 9.00%, 8/15/14 ........................   United States         13,177,000          14,297,045
        Qwest Communications International Inc., senior note,
           7.50%, 2/15/14 ..................................................   United States         20,000,000          20,750,000
           B, 7.50%, 2/15/14 ...............................................   United States         20,000,000          20,750,000
    d,e RSL Communications PLC,
          senior disc. note, 10.125%, 3/01/08 ..............................   United Kingdom        44,500,000           1,335,000
          senior note, 12.00%, 11/01/08 ....................................   United Kingdom         6,250,000             234,375
        Verizon New York Inc., senior deb., B, 7.375%, 4/01/32 .............   United States         10,000,000          10,497,890
        Virgin Media Finance PLC, senior note, 8.75%, 4/15/14 ..............   United Kingdom         8,900,000           9,456,250
      b Wind Acquisition Finance SA, senior note, 144A, 10.75%,
          12/01/15 .........................................................       Italy             28,000,000          32,900,000
        Windstream Corp., senior note, 8.625%, 8/01/16 .....................   United States         25,400,000          27,876,500
                                                                                                                     --------------
                                                                                                                        300,611,935
                                                                                                                     --------------


20 | Annual Report

Franklin High Income Trust

-----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN HIGH INCOME FUND                                                 COUNTRY       PRINCIPAL AMOUNT a       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        CONSUMER DURABLES 6.0%
        Beazer Homes USA Inc., senior note, 8.125%, 6/15/16 ................   United States    $    22,775,000      $   23,458,250
        Ford Motor Credit Co. LLC,
           5.625%, 10/01/08 ................................................   United States         40,000,000          39,465,360
           senior note, 9.875%, 8/10/11 ....................................   United States         20,000,000          21,442,440
        General Motors Corp., senior deb., 8.25%, 7/15/23 ..................   United States         15,000,000          14,081,250
        Jarden Corp., senior sub. note, 7.50%, 5/01/17 .....................   United States         23,100,000          23,677,500
        Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ...............   United States         17,525,000          18,006,938
        KB Home, senior note,
           6.25%, 6/15/15 ..................................................   United States         20,000,000          19,075,000
           7.25%, 6/15/18 ..................................................   United States         14,800,000          14,596,500
                                                                                                                     --------------
                                                                                                                        173,803,238
                                                                                                                     --------------
        CONSUMER NON-DURABLES 2.8%
        Dole Foods Co., senior note, 7.25%, 6/15/10 ........................   United States          1,325,000           1,318,375
        Reynolds American Inc., senior secured note, 7.625%, 6/01/16 .......   United States         35,000,000          38,090,955
        Smithfield Foods Inc., senior note,
           7.00%, 8/01/11 ..................................................   United States         18,900,000          19,278,000
           7.75%, 5/15/13 ..................................................   United States          9,600,000           9,984,000
        Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ............   United States         13,900,000          11,849,750
                                                                                                                     --------------
                                                                                                                         80,521,080
                                                                                                                     --------------
        CONSUMER SERVICES 17.1%
        Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ................   United States         15,000,000          15,206,250
        Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ..........   United States         19,200,000          19,584,000
    d,e Callahan Nordrhein-Westfallen, senior disc. note, 16.00%, 7/15/10 ..      Germany            38,000,000               3,800
        CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ...............       Canada            29,000,000          30,087,500
        CCH I Holdings LLC, senior note, 13.50%, 1/15/14 ...................   United States         15,500,000          16,139,375
        CCH II LLC, senior note, 10.25%, 9/15/10 ...........................   United States         33,800,000          36,166,000
        CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ....................   United States          8,000,000           8,080,000
        DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 .................   United States         18,901,000          20,035,060
        EchoStar DBS Corp., senior note,
           6.375%, 10/01/11 ................................................   United States         15,000,000          15,093,750
           7.125%, 2/01/16 .................................................   United States          7,300,000           7,528,125
    b,f Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 .....................   United States         10,400,000          10,764,000
      b IDEARC Inc., senior note, 144A, 8.00%, 11/15/16 ....................   United States         14,000,000          14,577,500
        Liberty Media Corp., senior note, 5.70%, 5/15/13 ...................   United States         20,000,000          18,986,000
        LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .............   United States         28,000,000          28,420,000
        Mandalay Resort Group, senior sub. note, 10.25%, 8/01/07 ...........   United States         10,000,000          10,100,000
        MGM MIRAGE, senior note,
           6.625%, 7/15/15 .................................................   United States         30,000,000          28,612,500
           6.875%, 4/01/16 .................................................   United States         10,000,000           9,625,000
        Pinnacle Entertainment Inc., senior sub. note,
           8.25%, 3/15/12 ..................................................   United States          9,400,000           9,834,750
           8.75%, 10/01/13 .................................................   United States         14,100,000          15,016,500
        Quebecor Media Inc., senior note, 7.75%, 3/15/16 ...................      Canada             21,000,000          22,155,000
        Radio One Inc., senior sub. note, B, 8.875%, 7/01/11 ...............   United States         20,200,000          20,856,500
      b Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
          9/01/14 ..........................................................   United States         25,000,000          28,187,500


                                                              Annual Report | 21

Franklin High Income Trust

-----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN HIGH INCOME FUND                                                 COUNTRY       PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        CONSUMER SERVICES (CONTINUED)
        Royal Caribbean Cruises Ltd.,
           senior deb., 7.25%, 3/15/18 .....................................   United States    $    17,000,000      $   17,346,341
           senior note, 8.00%, 5/15/10 .....................................   United States          4,200,000           4,449,161
           senior note, 6.875%, 12/01/13 ...................................   United States         13,800,000          14,023,836
        Station Casinos Inc.,
           senior note, 6.00%, 4/01/12 .....................................   United States          9,300,000           9,067,500
           senior sub. note, 6.50%, 2/01/14 ................................   United States          7,000,000           6,518,750
           senior sub. note, 6.875%, 3/01/16 ...............................   United States         15,000,000          13,912,500
        Universal City Development, senior note, 11.75%, 4/01/10 ...........   United States         15,000,000          16,012,500
      b Univision Communications Inc., senior note, 144A, PIK, 9.75%,
           3/15/15 .........................................................   United States         29,000,000          30,160,000
                                                                                                                     --------------
                                                                                                                        496,549,698
                                                                                                                     --------------
        ELECTRONIC TECHNOLOGY 6.0%
        Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ...     Singapore           15,600,000          15,522,000
      b Freescale Semiconductor Inc., senior note, 144A, 8.875%,
         12/15/14 ..........................................................   United States         36,000,000          36,225,000
      b Hawker Beechcraft Acquisition Co., senior note, 144A,
           8.50%, 4/01/15 ..................................................   United States          7,550,000           7,984,125
           PIK, 8.875%, 4/01/15 ............................................   United States         18,300,000          19,352,250
        L-3 Communications Corp., senior sub. note,
           6.125%, 1/15/14 .................................................   United States         26,500,000          26,334,375
           5.875%, 1/15/15 .................................................   United States          3,700,000           3,626,000
           6.375%, 10/15/15 ................................................   United States          9,300,000           9,323,250
      b NXP BV/NXP Funding LLC, senior secured note, 144A, 7.875%,
         10/15/14 ..........................................................    Netherlands          28,000,000          28,980,000
        Sanmina-SCI Corp., senior sub. note,
           6.75%, 3/01/13 ..................................................   United States         14,600,000          13,833,500
           8.125%, 3/01/16 .................................................   United States         13,700,000          13,391,750
                                                                                                                     --------------
                                                                                                                        174,572,250
                                                                                                                     --------------
        ENERGY MINERALS 5.2%
        Chesapeake Energy Corp., senior note,
           7.625%, 7/15/13 .................................................   United States          5,000,000           5,331,250
           6.625%, 1/15/16 .................................................   United States         10,000,000          10,187,500
           6.25%, 1/15/18 ..................................................   United States         27,600,000          27,531,000
           6.875%, 11/15/20 ................................................   United States          5,000,000           5,075,000
        Denbury Resources Inc., senior sub. note, 7.50%, 12/15/15 ..........   United States          5,600,000           5,796,000
        Mariner Energy Inc., senior note, 7.50%, 4/15/13 ...................   United States         29,000,000          29,072,500
        Peabody Energy Corp., senior note,
           7.375%, 11/01/16 ................................................   United States          6,900,000           7,339,875
           B, 6.875%, 3/15/13 ..............................................   United States         15,900,000          16,178,250
      b Petroplus Finance Ltd., senior note, 144A,
           6.75%, 5/01/14 ..................................................    Switzerland           4,575,000           4,603,594
           7.00%, 5/01/17 ..................................................    Switzerland           6,400,000           6,480,000


22 | Annual Report

Franklin High Income Trust

-----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN HIGH INCOME FUND                                                 COUNTRY       PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        ENERGY MINERALS (CONTINUED)
        Pogo Producing Co., senior sub. note,
           7.875%, 5/01/13 .................................................   United States    $     3,100,000      $    3,270,500
           6.875%, 10/01/17 ................................................   United States         23,700,000          24,114,750
      b Tesoro Corp., senior note, 144A, 6.50%, 6/01/17 ....................   United States          7,100,000           7,144,375
                                                                                                                     --------------
                                                                                                                        152,124,594
                                                                                                                     --------------
        FINANCE 2.1%
        GMAC LLC, 6.875%, 9/15/11 ..........................................   United States         60,000,000          60,507,900
                                                                                                                     --------------
        HEALTH SERVICES 6.9%
        DaVita Inc., senior sub. note, 7.25%, 3/15/15 ......................   United States         30,000,000          30,900,000
        Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ...........      Germany            28,000,000          28,455,000
        HCA Inc.,
           senior note, 6.50%, 2/15/16 .....................................   United States          6,300,000           5,575,500
         b senior secured note, 144A, 9.125%, 11/15/14 .....................   United States         32,000,000          34,800,000
        Tenet Healthcare Corp., senior note,
           7.375%, 2/01/13 .................................................   United States         18,000,000          17,055,000
           9.875%, 7/01/14 .................................................   United States         20,000,000          20,600,000
    b,c U.S. Oncology Holdings Inc., senior note, 144A, FRN, 9.797%,
           3/15/12 .........................................................   United States         23,300,000          23,212,625
      b United Surgical Partners International Inc., senior sub. note, 144A,
           8.875%, 5/01/17 .................................................   United States          8,500,000           8,829,375
           PIK, 9.25%, 5/01/17 .............................................   United States          5,100,000           5,297,625
        Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
           10/01/14 ........................................................   United States         25,000,000          26,312,500
                                                                                                                     --------------
                                                                                                                        201,037,625
                                                                                                                     --------------
        HEALTH TECHNOLOGY 0.6%
      b The Cooper Cos. Inc., senior note, 144A, 7.125%, 2/15/15 ...........   United States         18,100,000          18,552,500
                                                                                                                     --------------
        INDUSTRIAL SERVICES 4.7%
        Allied Waste North America Inc.,
           senior note, 7.875%, 4/15/13 ....................................   United States         21,600,000          22,680,000
           senior note, B, 7.125%, 5/15/16 .................................   United States          4,000,000           4,135,000
           senior secured note, 6.875%, 6/01/17 ............................   United States          4,000,000           4,095,000
        Atlas Pipeline Partners LP, senior note, 8.125%, 12/15/15 ..........   United States         20,000,000          20,900,000
        Pride International Inc., senior note, 7.35%, 7/15/14 ..............   United States         20,700,000          21,424,500
    d,e Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ............   United States         10,000,000              50,000
        Universal Compression Inc., senior note, 7.25%, 5/15/10 ............   United States          7,100,000           7,277,500
        The Williams Cos. Inc.,
           8.75%, 3/15/32 ..................................................   United States         16,400,000          19,598,000
           senior note, 7.625%, 7/15/19 ....................................   United States          5,900,000           6,504,750
           senior note, 7.875%, 9/01/21 ....................................   United States         13,100,000          14,737,500
        Williams Partners LP, senior note, 7.25%, 2/01/17 ..................   United States         14,100,000          15,016,500
                                                                                                                     --------------
                                                                                                                        136,418,750
                                                                                                                     --------------


                                                              Annual Report | 23

Franklin High Income Trust

-----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN HIGH INCOME FUND                                                 COUNTRY       PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        NON-ENERGY MINERALS 2.6%
        Freeport-McMoRan Copper & Gold Inc., senior note,
           8.25%, 4/01/15 ................................................     United States    $     6,700,000      $    7,244,375
           8.375%, 4/01/17 ...............................................     United States         17,400,000          19,053,000
        Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 ............     United States         15,000,000          16,578,495
        Novelis Inc., senior note, 7.25%, 2/15/15 ........................        Canada             30,000,000          31,800,000
                                                                                                                     --------------
                                                                                                                         74,675,870
                                                                                                                     --------------
        PROCESS INDUSTRIES 8.9%
        Buckeye Technologies Inc.,
           senior note, 8.50%, 10/01/13 ..................................     United States         11,700,000          12,314,250
           senior sub. note, 8.00%, 10/15/10 .............................     United States         16,000,000          16,120,000
        Crown Americas Inc., senior note, 7.75%, 11/15/15 ................     United States         28,000,000          29,400,000
        Equistar Chemicals LP, senior note, 8.75%, 2/15/09 ...............     United States         10,000,000          10,475,000
      b Huntsman International LLC, senior note, 144A, 7.875%, 11/15/14 ..     United States         29,000,000          30,631,250
      b Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 ...................    United Kingdom         15,750,000          15,927,187
        JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ................        Ireland            11,000,000          11,357,500
        Lyondell Chemical Co.,
           senior note, 8.00%, 9/15/14 ...................................     United States         15,000,000          15,937,500
           senior note, 8.25%, 9/15/16 ...................................     United States          3,300,000           3,588,750
           senior note, 6.875%, 6/15/17 ..................................     United States          8,400,000           8,452,500
           senior secured note, 10.50%, 6/01/13 ..........................     United States         17,400,000          19,096,500
        Nalco Co.,
           senior note, 7.75%, 11/15/11 ..................................     United States          2,700,000           2,808,000
           senior sub. note, 8.875%, 11/15/13 ............................     United States         30,000,000          32,325,000
        NewPage Corp., senior secured note, 10.00%, 5/01/12 ..............     United States         20,000,000          22,175,000
        Owens-Brockway Glass Container Inc., senior note, 6.75%,
         12/01/14 ........................................................     United States          6,700,000           6,800,500
        Owens-Illinois Inc., senior note, 7.80%, 5/15/18 .................     United States         22,000,000          23,265,000
                                                                                                                     --------------
                                                                                                                        260,673,937
                                                                                                                     --------------
        PRODUCER MANUFACTURING 4.7%
        Case New Holland Inc., senior note, 9.25%, 8/01/11 ...............     United States         28,000,000          29,540,000
        Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 .......     United States         15,800,000          15,879,000
        Cooper-Standard Automotive Inc., senior sub. note, 8.375%,
         12/15/14 ........................................................     United States          5,000,000           4,725,000
    d,e Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05 ....     United States          9,053,899                  --
        Nortek Inc., senior sub. note, 8.50%, 9/01/14 ....................     United States         27,000,000          26,932,500
        RBS Global & Rexnord Corp.,
           senior note, 9.50%, 8/01/14 ...................................     United States         18,000,000          19,440,000
           senior sub. note, 11.75%, 8/01/16 .............................     United States          9,100,000          10,305,750
      b TRW Automotive Inc., senior note, 144A,
           7.00%, 3/15/14 ................................................     United States          8,800,000           8,855,000
           7.25%, 3/15/17 ................................................     United States         20,000,000          20,150,000
                                                                                                                     --------------
                                                                                                                        135,827,250
                                                                                                                     --------------


24 | Annual Report

Franklin High Income Trust

-----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN HIGH INCOME FUND                                                 COUNTRY       PRINCIPAL AMOUNT a        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        REAL ESTATE INVESTMENT TRUSTS 1.4%
        Host Marriott LP, senior note,
           K, 7.125%, 11/01/13 ...........................................     United States    $    20,000,000      $   20,600,000
           M, 7.00%, 8/15/12 .............................................     United States          7,100,000           7,259,750
           O, 6.375%, 3/15/15 ............................................     United States          4,100,000           4,105,125
           Q, 6.75%, 6/01/16 .............................................     United States          9,500,000           9,678,125
                                                                                                                     --------------
                                                                                                                         41,643,000
                                                                                                                     --------------
        RETAIL TRADE 1.0%
      b Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14 ........     United States         28,000,000          30,380,000
                                                                                                                     --------------
        TECHNOLOGY SERVICES 1.3%
    d,e PSINet Inc., senior note, 11.00%, 8/01/09 ........................     United States         18,750,000               1,875
        SunGard Data Systems Inc.,
           senior note, 9.125%, 8/15/13 ..................................     United States         11,100,000          11,849,250
           senior sub. note, 10.25%, 8/15/15 .............................     United States         24,175,000          26,562,281
                                                                                                                     --------------
                                                                                                                         38,413,406
                                                                                                                     --------------
        TRANSPORTATION 0.9%
        Great Lakes Dredge & Dock Co., senior sub. note, 7.75%,
         12/15/13 ........................................................     United States         26,600,000          26,400,500
                                                                                                                     --------------
        UTILITIES 6.3%
      b AES Corp., senior secured note, 144A, 9.00%, 5/15/15 .............     United States         10,000,000          10,700,000
      b Allegheny Energy Supply, 144A, 8.25%, 4/15/12 ....................     United States         10,000,000          10,925,000
        Aquila Inc., senior note, 14.875%, 7/01/12 .......................     United States         28,000,000          36,538,320
        Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ...............     United States         28,000,000          29,225,000
      b Edison Mission Energy, senior note, 144A, 7.00%, 5/15/17 .........     United States         26,400,000          26,433,000
        ESI Tractebel Acquisition Corp., secured note, 7.99%, 12/30/11 ...     United States          6,178,000           6,307,312
        Mirant North America LLC, senior note, 7.375%, 12/31/13 ..........     United States         21,700,000          23,056,250
        NRG Energy Inc., senior note,
           7.25%, 2/01/14 ................................................     United States          8,500,000           8,755,000
           7.375%, 2/01/16 ...............................................     United States         20,000,000          20,800,000
           7.375%, 1/15/17 ...............................................     United States         10,000,000          10,412,500
                                                                                                                     --------------
                                                                                                                        183,152,382
                                                                                                                     --------------
        TOTAL CORPORATE BONDS (COST $2,798,253,606) ......................                                            2,815,792,227
                                                                                                                     --------------
                                                                                                ------------------
                                                                                                      SHARES
                                                                                                ------------------
        COMMON STOCKS 0.2%
        COMMUNICATIONS 0.2%
        Sprint Nextel Corp. ..............................................     United States            163,094           3,726,698
                                                                                                                     --------------
        PRODUCER MANUFACTURING 0.0% h
  e,g,i Cambridge Industries Liquidating Trust Interest ..................     United States          4,853,892               5,339
  e,g,i Goss Holdings Inc., B ............................................     United States            211,174                  --
    i,j Harvard Industries Inc. ..........................................     United States            793,966               6,352
e,g,i,j VS Holdings Inc. .................................................     United States          1,685,375                  --
                                                                                                                     --------------
                                                                                                                             11,691
                                                                                                                     --------------
         TOTAL COMMON STOCKS (COST $29,553,602) ..........................                                                3,738,389
                                                                                                                     --------------


                                                              Annual Report | 25

Franklin High Income Trust

-----------------------------------------------------------------------------------------------------------------------------------
        FRANKLIN HIGH INCOME FUND                                                  COUNTRY           SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CONVERTIBLE PREFERRED STOCK (COST $26,500,000) 0.9%
        UTILITIES 0.9%
        CMS Energy Trust I, 7.75%, cvt. pfd. .............................     United States            530,000      $   26,628,313
                                                                                                                     --------------
        TOTAL LONG TERM INVESTMENTS (COST $2,854,307,208) ................                                            2,846,158,929
                                                                                                                     --------------
        SHORT TERM INVESTMENT (COST $32,729,870) 1.1%
        MONEY MARKET FUND 1.1%
      k Franklin Institutional Fiduciary Trust Money Market
         Portfolio, 4.83% ................................................     United States         32,729,870          32,729,870
                                                                                                                     --------------
        TOTAL INVESTMENTS (COST $2,887,037,078) 98.9% ....................                                            2,878,888,799
        OTHER ASSETS, LESS LIABILITIES 1.1% ..............................                                               32,384,961
                                                                                                                     --------------
        NET ASSETS 100.0% ................................................                                           $2,911,273,760
                                                                                                                     ==============

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note
PIK - Payment-In-Kind

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2007, the aggregate value of these securities was $580,113,718, representing 19.93% of net assets.

c The coupon rate shown represents the rate at period end.

d See Note 8 regarding defaulted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2007, the aggregate value of these securities was $1,630,389, representing 0.06% of net assets.

f See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

g See Note 9 regarding restricted securities.

h Rounds to less than 0.1% of net assets.

i Non-income producing for the twelve months ended May 31, 2007.

j See Note 10 regarding holdings of 5% voting securities.

k See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin High Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2007

                                                                                        ---------------
                                                                                         FRANKLIN HIGH
                                                                                          INCOME FUND
                                                                                        ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...................................................   $2,827,083,347
      Cost - Non-controlled affiliated issuers (Note 10) ............................       27,223,861
      Cost - Sweep Money Fund (Note 7) ..............................................       32,729,870
                                                                                        ---------------
      Total cost of investments .....................................................   $2,887,037,078
                                                                                        ===============
      Value - Unaffiliated issuers ..................................................   $2,846,152,577
      Value - Non-controlled affiliated issuers (Note 10) ...........................            6,352
      Value - Sweep Money Fund (Note 7) .............................................       32,729,870
                                                                                        ---------------
      Total value of investments ....................................................    2,878,888,799
   Receivables:
      Investment securities sold ....................................................       15,157,682
      Capital shares sold ...........................................................        6,205,926
      Interest ......................................................................       53,568,974
                                                                                        ---------------
         Total assets ...............................................................    2,953,821,381
                                                                                        ---------------
Liabilities:
   Payables:
      Investment securities purchased ...............................................       34,352,726
      Capital shares redeemed .......................................................        5,470,794
      Affiliates ....................................................................        1,888,793
   Accrued expenses and other liabilities ...........................................          835,308
                                                                                        ---------------
         Total liabilities ..........................................................       42,547,621
                                                                                        ---------------
            Net assets, at value ....................................................   $2,911,273,760
                                                                                        ===============
Net assets consist of:
   Paid-in capital ..................................................................   $3,887,882,714
   Undistributed net investment income ..............................................        4,270,910
   Net unrealized appreciation (depreciation) .......................................       (8,148,279)
   Accumulated net realized gain (loss) .............................................     (972,731,585)
                                                                                        ---------------
            Net assets, at value ....................................................   $2,911,273,760
                                                                                        ===============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 27

Franklin High Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
May 31, 2007

                                                                                        --------------
                                                                                         FRANKLIN HIGH
                                                                                          INCOME FUND
                                                                                        --------------
CLASS A:
   Net assets, at value .............................................................   $2,278,897,990
                                                                                        ==============
   Shares outstanding ...............................................................    1,050,111,947
                                                                                        ==============
   Net asset value per share a ......................................................   $         2.17
                                                                                        ==============
   Maximum offering price per share (net asset value per share / 95.75%) ............   $         2.27
                                                                                        ==============
CLASS B:
   Net assets, at value .............................................................   $  164,690,380
                                                                                        ==============
   Shares outstanding ...............................................................       76,096,233
                                                                                        ==============
   Net asset value and maximum offering price per share a ...........................   $         2.16
                                                                                        ==============
CLASS C:
   Net assets, at value .............................................................   $  384,420,787
                                                                                        ==============
   Shares outstanding ...............................................................      176,227,973
                                                                                        ==============
   Net asset value and maximum offering price per share a ...........................   $         2.18
                                                                                        ==============
CLASS R:
   Net assets, at value .............................................................   $   26,671,442
                                                                                        ==============
   Shares outstanding ...............................................................       12,192,202
                                                                                        ==============
   Net asset value and maximum offering price per share a ...........................   $         2.19
                                                                                        ==============
ADVISOR CLASS:
   Net assets, at value .............................................................   $   56,593,161
                                                                                        ==============
   Shares outstanding ...............................................................       26,049,190
                                                                                        ==============
   Net asset value and maximum offering price per share a ...........................   $         2.17
                                                                                        ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin High Income Trust

STATEMENT OF OPERATIONS
for the year ended May 31, 2007

                                                                                        --------------
                                                                                        FRANKLIN HIGH
                                                                                         INCOME FUND
                                                                                        --------------
Investment income:
   Dividends:
      Unaffiliated issuers ..........................................................   $   2,068,526
      Sweep Money Fund (Note 7) .....................................................       1,714,818
   Interest .........................................................................     222,508,018
                                                                                        --------------
         Total investment income ....................................................     226,291,362
                                                                                        --------------
Expenses:
   Management fees (Note 3a) ........................................................      12,757,475
   Distribution fees: (Note 3c)
      Class A .......................................................................       3,205,386
      Class B .......................................................................       1,139,479
      Class C .......................................................................       2,375,669
      Class R .......................................................................          86,112
   Transfer agent fees (Note 3e) ....................................................       3,592,246
   Custodian fees (Note 4) ..........................................................          53,631
   Reports to shareholders ..........................................................         273,211
   Registration and filing fees .....................................................         196,146
   Professional fees ................................................................          90,392
   Trustees' fees and expenses ......................................................          73,021
   Other ............................................................................          88,349
                                                                                        --------------
         Total expenses .............................................................      23,931,117
         Expense reductions (Note 4) ................................................         (32,902)
                                                                                        --------------
            Net expenses ............................................................      23,898,215
                                                                                        --------------
               Net investment income ................................................     202,393,147
                                                                                        --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................       9,801,214
      Foreign currency transactions .................................................         (20,676)
                                                                                        --------------
               Net realized gain (loss) .............................................       9,780,538
                                                                                        --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...................................................................     110,434,584
      Translation of assets and liabilities denominated in foreign currencies .......           3,911
                                                                                        --------------
               Net change in unrealized appreciation (depreciation) .................     110,438,495
                                                                                        --------------
Net realized and unrealized gain (loss) .............................................     120,219,033
                                                                                        --------------
Net increase (decrease) in net assets resulting from operations .....................   $ 322,612,180
                                                                                        ==============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 29

Franklin High Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       --------------------------------
                                                                                          FRANKLIN HIGH INCOME FUND
                                                                                       --------------------------------
                                                                                              YEAR ENDED MAY 31,
                                                                                            2007             2006
                                                                                       --------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................   $  202,393,147   $  200,951,854
      Net realized gain (loss) from investments and foreign currency transactions...        9,780,538      (57,794,561)
      Net change in unrealized appreciation (depreciation) on investments and
        translation of assets and liabilities denominated in foreign currencies ....      110,438,495       45,412,404
                                                                                       --------------------------------
            Net increase (decrease) in net assets resulting from operations.........      322,612,180      188,569,697
                                                                                       --------------------------------
   Distributions to shareholders from net investment income:
         Class A ...................................................................     (160,952,274)    (158,689,213)
         Class B ...................................................................      (12,151,738)     (13,193,625)
         Class C ...................................................................      (24,870,231)     (25,105,937)
         Class R ...................................................................       (1,137,700)        (458,602)
         Advisor Class .............................................................       (3,151,026)      (2,709,760)
                                                                                       --------------------------------
   Total distributions to shareholders .............................................     (202,262,969)    (200,157,137)
                                                                                       --------------------------------
   Capital share transactions: (Note 2)
         Class A ...................................................................       18,406,322      (58,542,949)
         Class B ...................................................................      (26,802,872)     (23,102,670)
         Class C ...................................................................        6,879,667      (25,230,785)
         Class R ...................................................................       15,867,265        4,727,726
         Advisor Class .............................................................       11,322,373       15,528,418
                                                                                       --------------------------------
   Total capital share transactions ................................................       25,672,755      (86,620,260)
                                                                                       --------------------------------
   Redemption fees .................................................................           10,405           15,516
                                                                                       --------------------------------
            Net increase (decrease) in net assets ..................................      146,032,371      (98,192,184)
Net assets:
   Beginning of year ...............................................................    2,765,241,389    2,863,433,573
                                                                                       --------------------------------
   End of year .....................................................................   $2,911,273,760   $2,765,241,389
                                                                                       ================================
Undistributed net investment income included in net assets:
   End of year .....................................................................   $    4,270,910   $      655,957
                                                                                       ================================


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin High Income Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin High Income Fund (the
Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective October 1, 2006, the AGE High Income Fund was renamed the Franklin High Income Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities,


                                                              Annual Report | 31

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


32 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                                                              Annual Report | 33

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                       --------------------------------------------------------------
                                                               YEAR ENDED MAY 31,
                                                   2007                             2006
                                       --------------------------------------------------------------
                                          SHARES          AMOUNT          SHARES           AMOUNT
                                       --------------------------------------------------------------
CLASS A SHARES:
   Shares sold .....................    167,086,572   $ 352,987,155     170,002,845    $ 356,371,930
   Shares issued in reinvestment
      of distributions .............     42,036,612      88,282,838      40,610,101       85,044,157
   Shares redeemed .................   (200,619,926)   (422,863,671)   (238,608,772)    (499,959,036)
                                       --------------------------------------------------------------
   Net increase (decrease) .........      8,503,258   $  18,406,322     (27,995,826)   $ (58,542,949)
                                       ==============================================================
CLASS B SHARES:
   Shares sold .....................      4,258,757   $   8,932,696       4,510,866    $   9,424,700
   Shares issued in reinvestment
      of distributions .............      2,962,238       6,201,722       3,216,244        6,724,517
   Shares redeemed .................    (19,868,243)    (41,937,290)    (18,770,590)     (39,251,887)
                                       --------------------------------------------------------------
   Net increase (decrease) .........    (12,647,248)  $ (26,802,872)    (11,043,480)   $ (23,102,670)
                                       ==============================================================


34 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       --------------------------------------------------------------
                                                               YEAR ENDED MAY 31,
                                                   2007                             2006
                                       --------------------------------------------------------------
                                          SHARES          AMOUNT          SHARES           AMOUNT
                                       --------------------------------------------------------------
CLASS C SHARES:
   Shares sold .....................     36,921,389   $ 78,412,697       35,228,120    $  74,193,863
   Shares issued in reinvestment
      of distributions .............      6,874,576     14,529,946        6,999,138       14,728,015
   Shares redeemed .................    (40,663,462)   (86,062,976)     (54,212,764)    (114,152,663)
                                       --------------------------------------------------------------
   Net increase (decrease) .........      3,132,503   $  6,879,667      (11,985,506)   $ (25,230,785)
                                       ==============================================================
CLASS R SHARES:
   Shares sold .....................      9,288,959   $ 19,844,896        2,983,013    $   6,297,039
   Shares issued in reinvestment
      of distributions .............        509,302      1,082,440          189,462          399,884
   Shares redeemed .................     (2,366,263)    (5,060,071)        (932,997)      (1,969,197)
                                       --------------------------------------------------------------
   Net increase (decrease) .........      7,431,998   $ 15,867,265        2,239,478    $   4,727,726
                                       ==============================================================
ADVISOR CLASS SHARES:
   Shares sold .....................     13,865,520   $ 29,376,905       13,500,384    $  28,225,300
   Shares issued in reinvestment
      of distributions .............        958,863      2,023,080          863,261        1,810,081
   Shares redeemed .................     (9,689,331)   (20,077,612)      (6,958,695)     (14,506,963)
                                       --------------------------------------------------------------
   Net increase (decrease) .........      5,135,052   $ 11,322,373        7,404,950    $  15,528,418
                                       ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent


                                                              Annual Report | 35

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million, up to and including $10 billion
      0.440%            Over $10 billion, up to and including $12.5 billion
      0.420%            Over $12.5 billion, up to and including $15 billion
      0.400%            Over $15 billion, up to and including $17.5 billion
      0.380%            Over $17.5 billion, up to and including $20 billion
      0.360%            Over $20 billion, up to and including $35 billion
      0.355%            Over $35 billion, up to and including $50 billion
      0.350%            In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..........................................................   0.15%
Class B ..........................................................   0.65%
Class C ..........................................................   0.65%
Class R ..........................................................   0.50%


36 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ................................................   $ 668,324
Contingent deferred sales charges retained .......................   $ 262,942

E. TRANSFER AGENT FEES

For the year ended May 31, 2007, the Fund paid transfer agent fees of $3,592,246, of which $2,255,825 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2009 .......................................................   $ 118,692,229
   2010 .......................................................     147,493,159
   2011 .......................................................     273,783,877
   2012 .......................................................     273,526,078
   2013 .......................................................      57,417,407
   2014 .......................................................     100,393,648
                                                                  -------------
                                                                  $ 971,306,398
                                                                  =============

During the year ended May 31, 2007, the Fund utilized $7,308,042 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2007, the Fund deferred realized capital losses of $1,425,187.


                                                              Annual Report | 37

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended May 31, 2007 and 2006, was as follows:

                                                  -----------------------------
                                                      2007             2006
                                                  -----------------------------
Distributions paid from ordinary income .......   $ 202,262,969   $ 200,157,137

At May 31, 2007, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $ 2,888,995,260
                                                                ================

Unrealized appreciation .....................................   $   136,638,499
Unrealized depreciation .....................................      (146,744,960)
                                                                ----------------
Net unrealized appreciation (depreciation) ..................   $   (10,106,461)
                                                                ================

Distributable earnings - undistributed ordinary income ......   $     6,485,811
                                                                ================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2007, aggregated $1,048,654,124 and $1,045,758,090, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


38 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 97.44% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2007, the aggregate value of these securities was $6,535,050, representing 0.22% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------
                                                                        ACQUISITION
SHARES      ISSUER                                                          DATE         COST        VALUE
-----------------------------------------------------------------------------------------------------------
4,853,892     Cambridge Industries Liquidating Trust Interest ....         1/09/02    $       --    $ 5,339
  211,174   a Goss Holdings Inc., B ..............................        11/17/99       422,348         --
1,685,375     VS Holdings Inc. ...................................        12/06/01     1,685,375         --
                                                                                                    -------
              TOTAL RESTRICTED SECURITIES (0.00% b of Net Assets) ..............................    $ 5,339
                                                                                                    =======

a The Fund also invests in unrestricted securities of the issuer, valued at $0 as of May 31, 2007.

b Rounds to less than 0.01% of net assets.


                                                              Annual Report | 39

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended May 31, 2007, were as shown below.

--------------------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF                              NUMBER OF
                                       SHARES HELD                            SHARES HELD     VALUE                   REALIZED
                                      AT BEGINNING     GROSS        GROSS      AT END OF    AT END OF   INVESTMENT     CAPITAL
NAME OF ISSUER                           OF YEAR     ADDITIONS   REDUCTIONS      YEAR         YEAR        INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Harvard Industries Inc. ...........        793,966          --           --       793,966   $   6,352   $       --   $        --
VS Holdings Inc. ..................      1,685,375          --           --     1,685,375          --           --            --
                                                                                            ------------------------------------
   TOTAL AFFILIATED SECURITIES (0.00% a of Net Assets) ..................................   $   6,352   $       --   $        --
                                                                                            ====================================

a Rounds to less than 0.01% of net assets.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as


40 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

11. REGULATORY AND LITIGATION MATTERS (CONTINUED)

derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 41

Franklin High Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (the "Fund") at May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 18, 2007


42 | Annual Report

Franklin High Income Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN HIGH INCOME FUND

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund designates the maximum amount allowable but no less than $172,195,772 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2007.


                                                              Annual Report | 43

Franklin High Income Trust

MEETING OF SHAREHOLDERS, MARCH 21, 2007

FRANKLIN HIGH INCOME FUND

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: To approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of the Franklin High Income Fund's (the "Fund") fundamental investment restrictions (including eight
(8) Sub-Proposals); and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Rupert H. Johnson, Jr. were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The election of Trustees:

-------------------------------------------------------------------------------------------------------------
                                                   % OF         % OF                         % OF       % OF
                                                OUTSTANDING    VOTED                     OUTSTANDING    VOTED
NAME                                FOR           SHARES       SHARES      WITHHELD         SHARES     SHARES
-------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..........   852,784,660.464     64.309%     97.568%   21,259,058.788      1.603%     2.432%
Robert F. Carlson .........   848,013,894.206     63.949%     97.022%   26,029,825.046      1.963%     2.978%
Sam L. Ginn ...............   852,865,578.271     64.315%     97.577%   21,178,140.981      1.597%     2.423%
Edith E. Holiday ..........   853,110,708.258     64.333%     97.605%   20,933,010.994      1.579%     2.395%
Frank W. T. LaHaye ........   852,998,462.980     64.325%     97.592%   21,045,256.272      1.587%     2.408%
Frank A. Olson ............   852,337,330.920     64.275%     97.517%   21,706,388.332      1.637%     2.483%
Larry D. Thompson .........   853,499,832.236     64.363%     97.650%   20,543,887.016      1.549%     2.350%
John B. Wilson ............   853,865,964.945     64.390%     97.691%   20,177,754.307      1.522%     2.309%
Charles B. Johnson ........   847,625,521.588     63.920%     96.977%   26,418,197.664      1.992%     3.023%
Rupert H. Johnson, Jr. ....   853,373,065.355     64.353%     97.635%   20,670,653.897      1.559%     2.365%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   610,101,707.956     46.008%      69.802%
Against ...................    15,196,451.477      1.146%       1.739%
Abstain ...................    34,352,494.819      2.590%       3.930%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%


44 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes several Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   595,250,569.652     44.888%      68.103%
Against ...................    26,648,078.361      2.010%       3.049%
Abstain ...................    37,752,006.239      2.846%       4.319%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   599,433,619.274     45.203%      68.582%
Against ...................    22,357,195.508      1.686%       2.558%
Abstain ...................    37,859,839.470      2.855%       4.331%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING    VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   597,068,042.284     45.025%      68.311%
Against ...................    25,037,737.965      1.888%       2.865%
Abstain ...................    37,544,874.003      2.831%       4.295%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING    VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   600,747,924.063     45.303%      68.732%
Against ...................    22,494,549.282      1.696%       2.574%
Abstain ...................    36,408,180.907      2.745%       4.165%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%


                                                              Annual Report | 45

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   595,988,389.442     44.944%      68.187%
Against ...................    25,868,012.159      1.950%       2.960%
Abstain ...................    37,794,252.651      2.850%       4.324%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   598,415,678.361     45.127%      68.465%
Against ...................    23,718,817.501      1.788%       2.714%
Abstain ...................    37,516,158.390      2.829%       4.292%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

----------------------------------------------------------------------
                                                    % OF        % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   599,393,287.812     45.200%      68.577%
Against ...................    22,319,761.890      1.684%       2.554%
Abstain ...................    37,937,604.550      2.860%       4.340%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%


46 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   606,047,534.995     45.702%      69.338%
Against ...................    18,298,541.262      1.380%       2.094%
Abstain ...................    35,304,577.995      2.662%       4.039%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%

Proposal 4. To approve the elimination of certain of the Fund's fundamental investment restrictions:

----------------------------------------------------------------------
                                                   % OF         % OF
                                                OUTSTANDING     VOTED
                                SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   593,066,423.435     44.723%      67.853%
Against ...................    28,363,208.542      2.139%       3.245%
Abstain ...................    38,221,022.275      2.882%       4.373%
Broker Non-votes ..........   214,393,065.000     16.168%      24.529%
----------------------------------------------------------------------
TOTAL .....................   874,043,719.252     65.912%     100.000%


                                                              Annual Report | 47

Franklin High Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee        Since March 2007   140                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)         Trustee        Since 1982         121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

------------------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)                  Trustee        Since March 2007   121                       Director, Chevron Corporation (global
One Franklin Parkway                                                                         energy company) and ICO Global
San Mateo, CA 94403-1906                                                                     Communications (Holdings) Limited
                                                                                             (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive Officer,
AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).

------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee        Since 2005         140                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas), H.J.
                                                                                             Heinz Company (processed foods and
                                                                                             allied products), RTI International
                                                                                             Metals, Inc. (manufacture and
                                                                                             distribution of titanium), Canadian
                                                                                             National Railway (railroad) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee        Since 1998         121                       Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee        Since March 2007   140                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service); and
                                                                                             FORMERLY, Director, Becton Dickinson
                                                                                             and Company (medical technology),
                                                                                             Cooper Industries, Inc. (electrical
                                                                                             products and tools and hardware),
                                                                                             Health Net, Inc. (formerly, Foundation
                                                                                             Health) (integrated managed care), The
                                                                                             Hertz Corporation (car rental), Pacific
                                                                                             Southwest Airlines, The RCA
                                                                                             Corporation, Unicom (formerly,
                                                                                             Commonwealth Edison), UAL Corporation
                                                                                             (airlines) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999));
and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.

------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee        Since March 2007   140                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).

------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)            Trustee        Since March 2007   121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).

------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Trustee since      140                       None
One Franklin Parkway             Chairman of    March 2007 and
San Mateo, CA 94403-1906         the Board      Chairman of the
                                                Board since June
                                                2007

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,       Trustee since      55                        None
One Franklin Parkway             President      1978, President
San Mateo, CA 94403-1906         and Chief      since 1989 and
                                 Executive      Chief Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief          Chief Compliance   Not Applicable           Not Applicable
One Franklin Parkway             Compliance     Officer since
San Mateo, CA 94403-1906         Officer and    2004 and Vice
                                 Vice           President - AML
                                 President -    Compliance since
                                 AML            2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer      Since 2004         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice    Since 2002         Not Applicable            Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice           Since 2000         Not Applicable            Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice           Since 2006         Not Applicable            Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906         and
                                 Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice           Since 2005         Not Applicable            Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief          Since 2004         Not Applicable            Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).

------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to May 31, 2007, Harmon E. Burn and S. Joseph Fortunato ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 51

Franklin High Income Trust

SHAREHOLDER INFORMATION

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin High Income Fund ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, brokerage commissions and execution, pricing and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


52 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2006, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of all retail and institutional high current yield funds as selected by Lipper. The Fund's income return during 2006, as shown in such report, was in the second-highest quintile of such performance universe and on an annualized basis was also in the second-highest quintile of such performance universe for the previous three-, five-and ten-year periods. The Fund's total return during 2006 as shown in the Lipper report was in the second-lowest quintile of such performance universe, but on an annualized basis was in the highest quintile of such performance universe for the previous five-year period, and the second-highest quintile of such performance universe for the previous three- and ten-year periods. The Board expressed its satisfaction with such performance.


                                                              Annual Report | 53

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that both the contractual investment management fee rate for the Fund as well as its actual total expenses were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from


54 | Annual Report

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through investment management fee breakpoints so that as a fund grows in size, its effective investment management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million up to $10 billion of assets with additional breakpoints for assets in excess of $10 billion. At December 31, 2006, the Fund had net assets of approximately $2.8 billion. In considering such fee structure, the Board took into account management's position that fees reach a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the Fund's favorable contractual investment management fee and total expense comparisons within its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                              Annual Report | 55

Franklin High Income Trust

FRANKLIN HIGH INCOME FUND

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07

                                                   Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON   One Franklin Parkway
   INVESTMENTS       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN HIGH INCOME FUND
(FORMERLY, FRANKLIN'S AGE HIGH INCOME FUND)

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


105 A2007 07/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $43,885 for the fiscal year ended May 31, 2007 and $44,281 for the fiscal year ended May 31, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended May 31, 2007 and $0 for the fiscal year ended May 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2007 and $1,592 for the fiscal year ended May 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2007 and $174,269 for the fiscal year ended May 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through
(iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended May 31, 2007 and $175,861 for the fiscal year ended May 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 26, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    July 26, 2007